Exhibit 10.25

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            FIRST AMENDED AND RESTATED CREDIT AGREEMENT



                           by and among



                       TPI RESTAURANTS, INC.


                      THE BANKS PARTY HERETO,


           THE BANK OF NEW YORK, AS ADMINISTRATIVE AGENT


                                AND


     NATIONSBANK OF NORTH CAROLINA, N.A., AS COLLATERAL AGENT




                         ________________

                            $50,000,000
                         ________________





                     Dated as of June 3, 1993


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                              - 1 -

     FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 3, 1993, by and among TPI RESTAURANTS, INC., a Tennessee corpora-tion (the "Company"), the banks party hereto (each a "Bank" and,
             -------                                      ----
 collectively, the "Banks"), THE BANK OF NEW YORK, as administrative
                    -----
 agent  for  the  Banks  hereunder (in  such  capacity,  the "Admin-
                                                              ------
 istrative Agent") and NATIONSBANK OF NORTH CAROLINA, N.A., as  Col-
 ---------------
 lateral Agent for the Banks  hereunder (in such capacity, the "Col-
                                                                ----
 lateral Agent").
 -------------


                               RECITALS
                               --------


     A. The Company, the Banks and the Agents entered into a Credit Agreement dated as of July 29, 1992 (as amended by Amendment No. 1, dated as of December 10, 1992, and Amendment No. 2, dated as of March 19, 1993, the "Existing Credit Agreement").
                         -------------------------

     B. Pursuant to the Existing Credit Agreement, the Banks made term loans (collectively, the "Term Loans") to the Company, the
                                  ----------
 aggregate outstanding principal balance of which on the date hereof is $27,750,000, and agreed to make Revolving Credit Loans to the Company in an aggregate principal amount of $25,000,000.

     C. In connection with the execution and delivery of this Agreement, the Company intends to prepay $6,750,000 of the Term Loans and convert the balance thereof into Revolving Credit Loans and the Company, the Banks and the Agents desire to amend the Ex-isting Credit Agreement to, among other things, increase the Ag-gregate Revolving Credit Commitments and revise certain covenants contained in the Existing Credit Agreement, by amending and re-stating the Existing Credit Agreement in its entirety as hereinaf-ter set forth.

     D. For convenience, this Agreement is dated as of June 3, 1993, and references to certain matters related to the period prior hereto have been deleted.

     In consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


 1.  DEFINITIONS
     -----------

     1.   Defined Terms.
          -------------

          As used in this Agreement, terms defined in the preamble have the meanings therein indicated, and the following terms have the following meanings:

     "Accountants":  Deloitte &  Touche (or any  successor thereto),
      -----------
 any other "Big Six" firm of certified public accountants or such other firm of certified public accountants of recognized national standing selected by the Company and satisfactory to the Required Banks.

     "Adjusted Capital  Contribution": those portions of  the equity
      ------------------------------
 contributions made by Enterprises to the Company in connection with the issuance of the Enterprises Subordinated Debentures and the Senior Subordinated Debentures representing the proceeds thereof (less, in the case of the Enterprises Subordinated Debentures, the underwriting discount paid by Enterprises prior to the receipt of the proceeds thereof), to the extent that such portions are, for accounting purposes, treated as debt.

     "Adjusted Operating Cash Flow": for  any period, the sum of (i)
      ----------------------------
 Operating Cash Flow for such period and (ii) Consolidated Working Capital Changes during such period.

     "Adjusted Total Senior Debt": at any date of determination, the
      --------------------------
 sum of (i) the difference between (x) Total Senior Debt minus (y) the amount of the Aggregate Revolving Credit Commitments plus (ii) the aggregate principal amount of Revolving Credit Loans out-standing on such date.

     "Affected Loan": as defined in paragraph 2.12.
      -------------

     "Affected Principal Amount": in the  event that (i) the Company
      -------------------------
 shall fail for any reason to borrow or convert after it shall have notified the Administrative Agent of its intent to do so in any instance which it shall have requested a Eurodollar Loan pursuant to paragraph 2.3 or 2.6, an amount equal to the principal amount of such Eurodollar Loan; (ii) a Eurodollar Loan shall terminate for any reason prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Loan; and (iii) the Company shall prepay or repay all or any part of the principal amount of a Eurodollar Loan prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Loan so prepaid or repaid.

      "Affiliate": as  to any  Person, any  other Person  which, di-
       ---------
 rectly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this defi-nition, control of a Person shall mean the power, direct or in-direct, (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Agents": collectively, the Administrative Agent  and the Col-
       ------
 lateral Agent.

      "Aggregate Revolving Credit  Commitments": the sum of  the Re-
       ---------------------------------------
 volving Credit Commitments of all of the Banks as set forth in Exhibit A, as the same may be reduced pursuant to paragraph 2.4.

      "Agreement": this First Amended and Restated Credit Agreement,
       ---------
 as the same may be amended, supplemented or otherwise modified from time to time.

      "Alternate Base  Rate": on  any date, a  rate of  interest per
       --------------------
 annum equal to the higher of (i) the Federal Funds Rate in effect on such date plus 1/2 of 1% or (ii) the BNY Rate in effect on such date.

      "Alternate  Base Rate Loans":  the Revolving Credit  Loans (or
       --------------------------
 any portions thereof) at such time as they (or such portions) are made or are being maintained at a rate of interest based upon the Alternate Base Rate.

      "Amendment Fee": as defined in paragraph 3.3.
       -------------

      "Applicable Computation Period": (i) as of the last day of the
       -----------------------------
 second fiscal quarter of the Company's 1993 fiscal year, the period consisting of the two consecutive fiscal quarters of the Company then ended, (ii) as of the last day of the third fiscal quarter of the Company's 1993 fiscal year, the period consisting of the three consecutive fiscal quarters of the Company then ended and (iii) as of the last day of the fourth fiscal quarter of the Company's 1993 fiscal year and the last day of each fiscal quarter thereafter, the period consisting of the four consecutive fiscal quarters of the Company then ended.

      "Applicable  Margin": (i) with respect to the unpaid principal
       ------------------
 amount of Alternate Base Rate Loans, the applicable percentage set forth below next to the words "Alternate Base Rate" and (ii) with respect to the unpaid principal amount of Eurodollar Loans, the applicable percentage set forth below next to the words "Eurodollar Rate":

                                                        Applicable
 Period                        Rate                     Margin
 ------                        ----                     ----------


 when the Leverage Ratio
 shall be greater than         Alternate Base Rate      1.00%
 or equal to 0.70:1.00         Eurodollar Rate          2.00%

 when the Leverage Ratio
 shall be less than 0.70:1.00
 but greater than or equal to
 0.50:1.00                     Alternate Base Rate      0.75%
                               Eurodollar Rate          1.75%

 when the Leverage Ratio
 shall be less than 0.50:1.00
 but greater than or equal to
 0.40:1.00                     Alternate Base Rate      0.50%
                               Eurodollar Rate          1.50%

 when the Leverage Ratio
 shall be less than 0.40:1.00
                               Alternate Base Rate      0.25%
                               Eurodollar Rate          1.25%

      Changes in the Applicable Margin resulting from a change in the Leverage Ratio, as set forth in a Compliance Certificate de-livered pursuant to paragraph 7.1(c) evidencing such a change, shall become effective upon the 5th day following the delivery by the Company to the Administrative Agent of a new Compliance Cer-tificate pursuant to paragraph 7.1(c) evidencing a change in the Leverage Ratio. If the Company shall fail to deliver a Compliance Certificate within 45 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by paragraph 7.1(c), the Applicable Margin from and including the 46th day (the 91st day in the case of the last quarter) after the end of such fiscal quarter to the fifth day following the delivery by the Company to the Administrative Agent of a Compliance Certificate shall be 1.00% with respect to Alternate Base Rate Loans and 2.00% with respect to Eurodollar Loans.

      "Assignment and  Acceptance Agreement": an assignment  and ac-
       ------------------------------------
 ceptance agreement executed by an assignor and an assignee pursuant to which such assignor assigns all or any portion of such assignor's Revolving Credit Note and Revolving Credit Commitment to such assignee, substantially in the form of Exhibit I.

      "Assignment Fee": as defined in paragraph 11.7(b).
       --------------

      "Authorized  Signatory": the chairman of the board, the presi-
       ---------------------
 dent, any vice president, the chief financial officer, the trea-surer or any other officer of the Company or Enterprises (accept-able to the Agents) duly authorized by the board of directors of the Company or Enterprises, as the case may be.

      "Available  Revolving Credit Commitment":  at any date  of de-
       --------------------------------------
 termination, the Aggregate Revolving Credit Commitments minus the sum of (i) the outstanding principal balance of the Revolving Credit Loans plus (ii) the Letter of Credit Exposure.

      "BNY": The Bank of New York.
       ---

      "BNY Rate": a  rate of interest per annum equal to the rate of
       --------
 interest publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

      "Benefited Bank": as defined in paragraph 11.9.
       --------------

      "Borrowing  Date": any date  specified in a  Borrowing Request
       ---------------
 delivered pursuant to paragraph 2.3 as a date on which the Company requests the Banks to make Revolving Credit Loans or the Issuing Bank to issue a Letter of Credit.

      "Borrowing Request": a request in the form of Exhibit C.
       -----------------

      "Building Lease": a lease by  the Company or any Material Sub-
       --------------
 sidiary of land and buildings.

      "Business Day":  for all purposes  other than as set  forth in
       ------------
 clause (ii) below, (i) any day other than a Saturday, a Sunday or a day on which commercial banks located in New York City or Char-lotte, North Carolina are authorized or required by law or other governmental action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day on which dealings in foreign currency and exchange and Eurodollar funding between banks may be carried on in London, England.

      "Capitalized  Leases": all  leases which  are  required to  be
       -------------------
 capitalized on a balance sheet in accordance with GAAP.

      "CERCLA": the Comprehensive  Environmental Response, Compensa-
       ------
 tion and Liability Act, as amended, 42 U.S.C. Section 9601 et seq.
                                                            ------

      "Change in Control": as to Enterprises or the Company, (a) any
       -----------------
 Person (other than one or more Permitted Holders), together with its Affiliates or Associates, is or becomes the Beneficial Owner, directly or indirectly, through a purchase, merger or other acquisition transaction, of shares of capital Stock of Enterprises or the Company, as the case may be, entitling such Person to exer-cise 50% or more of the total voting power of all shares of capital Stock of Enterprises or the Company, as the case may be, entitled to vote in the election of directors or (b) a majority of the board of directors of Enterprises or the Company, as the case may be, are not Continuing Directors; provided, however, that a Change in Control will not be deemed to have occurred if a Change in Control is not deemed to have occurred in accordance with both the Enterprises Subordinated Indenture and the Debenture Purchase Agreement. For purposes of this definition, (i) "Beneficial Owner" shall be determined in accordance with Rule 13d-3, promulgated by the SEC under the Exchange Act as in effect on the date of the Enterprises Subordinated Indenture, (ii) "Permitted Holder" shall mean either the individual who is Chairman of the board of directors of Enterprises or the Company, as the case may be, on the date of the Enterprises Subordinated Indenture with respect to Enterprises or the date of the Debenture Purchase Agreement with respect to the Company, or any other group of Persons of which such individual is a member, provided that such individual has control over the voting and dispositive power of the shares of common Stock beneficially owned by such group, (iii) "Continuing Director" means, at any date, a member of the board of directors of Enterprises or the Company, as the case may be, who (A) was a member of such board for the period of 24 months prior to such date or (B) was nominated for election or elected to such board with the affirmative vote of at least two-thirds of the Continuing Directors and (iv) an "Associate" of, or a Person "associated with", any Person, means (x) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or other fiduciary capacity and (y) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

      "Code": the Internal Revenue Code of 1986, as the same may  be
       ----
 amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

      "Collateral":  the Pledged Collateral and all other collateral
       ----------
 under and as defined in the Collateral Documents.

      "Collateral Agent": NationsBank.
       ----------------

      "Collateral Documents":  the Enterprises  Guaranty, the  Envi-
       --------------------
 ronmental Indemnity Agreement, each Mortgage granted on the Origi-nal Effective Date and, upon execution and delivery of a Mortgage pursuant to paragraph 7.16 after the Original Effective Date, each such Mortgage.

      "Commitment  Percentage": as to  any Bank, the  percentage set
       ----------------------
 forth opposite the name of such Bank in Exhibit A under the heading "Commitment Percentage".

      "Commonly  Controlled Entity": an  entity, whether or  not in-
       ---------------------------
 corporated, which is under common control with the Company within the meaning of Sections 414(b) or 414(c) of the Code.

      "Compliance Certificate": a certificate in the form of Exhibit
       ----------------------
 F.

      "Consolidated":  the Company  and its  Subsidiaries  taken to-
       ------------
 gether.

      "Consolidated Capital  Expenditures": for any  period, capital
       ----------------------------------
 expenditures made by the Company and its Subsidiaries during such period, determined on a Consolidated basis in accordance with GAAP.
      "Consolidated Interest Expense":  for any period ,  the sum of
       -----------------------------
 (i) the result obtained by subtracting (x) interest expense of the Company attributable solely to the Adjusted Capital Contribution and the capital contribution by Enterprises to the Company of the proceeds of the Senior Subordinated Debentures from (y) interest expense of the Company and its Subsidiaries on a Consolidated basis determined in accordance with GAAP (adjusted to give effect to all interest rate swap, cap or other interest rate hedging arrangements and fees and expenses in connection therewith, all as determined in accordance with GAAP) plus (ii) interest expense of Enterprises during such period in respect of the Enterprises Subordinated Debentures and the Senior Subordinated Debentures, in each case to the extent paid or payable in cash during such period.

      "Consolidated Net Income":  for any period, net  income of the
       -----------------------
 Company and its Subsidiaries on a Consolidated basis determined in accordance with GAAP for such period excluding any charge, in ac-cordance with GAAP, for the early extinguishment of the Restaurants Notes resulting from any purchase of Restaurants Notes during such period to the extent permitted by paragraph 8.15(ii) and (iii).

      "Consolidated  Net Worth": at  any date of  determination, the
       -----------------------
 sum of all amounts which would be included under shareholders' equity on a Consolidated balance sheet of the Company and its Sub-sidiaries determined in accordance with GAAP as at such date.

      "Consolidated Tangible Net  Worth": at any date  of determina-
       --------------------------------
 tion, Consolidated Net Worth less all assets of the Company and its Subsidiaries, determined on a Consolidated basis at such date that would be classified as intangible assets in accordance with GAAP, including, without limitation, unamortized debt discount and expenses, unamortized organization and reorganization expense, patents, trade or servicemarks, franchises, trade names and good-will.

      "Consolidated Working Capital": at  any time of determination,
       ----------------------------
 the difference between (i) current assets of the Company and its Subsidiaries determined on a Consolidated basis in accordance with GAAP minus cash and cash equivalents and (ii) current liabilities of the Company and its Subsidiaries determined on a Consolidated basis less the current portion of long term debt.

      "Consolidated Working  Capital Changes":  for any  period, the
       -------------------------------------
 result obtained by subtracting Consolidated Working Capital at the close of business on the last day of such period from Consolidated Working Capital at the opening of business on the first day of such period.

      "Consolidating": the Company and its Subsidiaries  taken sepa-
       -------------
 rately.

      "Contingent Obligation": as  to any Person, any  obligation of
       ---------------------
 such Person guaranteeing or in effect guaranteeing any Indebted-ness, leases, dividends or other obligations ("primary obliga-tions") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to pur-chase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obliga-tion or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the beneficiary of such primary obligation against loss in respect thereof; provided, however, that the term

 Contingent Obligation shall not include the indorsement of instru-ments for deposit or collection in the ordinary course of business. The term Contingent Obligation shall also include the liability of a general partner in respect of the liabilities of the partnership in which it is a general partner. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in re-spect thereof as determined by such Person in good faith.

      "Conversion  Date": the  date on  which a  Eurodollar  Loan is
       ----------------
 converted to an Alternate Base Rate Loan, or the date on which an Alternate Base Rate Loan is converted to a Eurodollar Loan, or the date on which a Eurodollar Loan is converted to a new Eurodollar Loan, all in accordance with paragraph 2.6.

      "Debenture Purchase Agreement": the  Debenture Purchase Agree-
       ----------------------------
 ment, dated as of March 19, 1993, among Enterprises, the Company and the purchasers of the Senior Subordinated Debentures named therein, pursuant to which the Senior Subordinated Debentures are issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Debt":  as to  any Person,  at a  particular time,  all items
       ----
 which constitute, without duplication, (i) the principal portion of indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business), (ii) the principal portion of indebtedness evidenced by notes, bonds, debentures or similar instruments, (iii) the principal portion of obligations with respect to any conditional sale agreement or title retention agreement, (iv) the principal portion of indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person (other than, in the case of the Company, the Letters of Credit) and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (v) the principal portion of all liabilities secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business), (vi) the principal of all obligations under Capitalized Leases, (vii) the principal portion of ERISA Liabilities, and
 (viii) the principal portion of all Contingent Obligations.

      "Default": any of the events specified in paragraph 9, whether
       -------
 any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Dollars"  and "$": lawful  currency of  the United  States of
       -------        -
 America.

      "Domestic  Lending Office": in respect of any Bank, initially,
       ------------------------
 the office or offices of such Bank designated as such on Schedule 1.1; thereafter, such other office or offices of such Bank, if any, which shall be making or maintaining Alternate Base Rate Loans, as reported by such Bank to the Administrative Agent.

      "EBIT": for any period, Consolidated  Net Income for such  pe-
       ----
 riod, plus the sum, without duplication, of (i) Taxes paid by the Company and its Subsidiaries during such period and (ii) Consoli-dated Interest Expense paid during such period, in each case to the extent deducted in determining such Consolidated Net Income (or loss) for such period.

      "Enterprises":  TPI Enterprises, Inc.,  a New  Jersey corpora-
       -----------
 tion.

      "Enterprises  Guaranty":  the Amended  and  Restated Guaranty,
       ---------------------
 Security and Subordination Agreement made by Enterprises and the Company to the Agents, substantially in the form of Exhibit D, as the same may be amended, modified or otherwise supplemented from time to time.

      "Enterprises  Subordinated  Debentures": the  8 1/4%  Convertible
       -------------------------------------
 Subordinated Debentures, due 2002, issued by Enterprises pursuant to the Enterprises Subordinated Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Enterprises Subordinated Indenture": the  Indenture, dated as
       ----------------------------------
 of July 15, 1992, among Enterprises, the Company and NationsBank of Tennessee, as trustee, pursuant to which the Enterprises Subor-dinated Debentures were issued, as the same may be amended, supple-mented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Environmental Indemnity Agreement":  the Environmental Indem-
       ---------------------------------
 nity Agreement, dated July 29, 1992, made by the Company to the Collateral Agent, as the same may be amended, supplemented or oth-erwise modified from time to time.

      "Environmental Questionnaire": an  Environmental Questionnaire
       ---------------------------
 substantially in the form of Exhibit K.

      "ERISA":  the Employee Retirement Income Security Act of 1974,
       -----
 as amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect.

      "ERISA  Liabilities": at any time of determination and without
       ------------------
 duplication, the aggregate of all unfunded vested benefits under all Plans and all potential withdrawal liabilities that would be imposed on the Company or any Commonly Controlled Entity under all Multiemployer Plans if the Company or any Commonly Controlled En-tity withdrew or was deemed to withdraw from any such Plan under
 Part 1 of Subtitle E of Title IV of ERISA.

      "Eurodollar  Lending Office":  in respect  of  any Bank,  ini-
       --------------------------
 tially, the office of such Bank designated as such on Schedule 1.1 (or, if no such office is specified, its Domestic Lending Office); thereafter, such other office, if any, of such Bank which shall be making or maintaining Eurodollar Loans, as reported by such Bank to the Administrative Agent.

      "Eurodollar Loans":  collectively, the Revolving  Credit Loans
       ----------------
 (or any portions thereof) at such time as they (or such portions) are made or are being maintained at a rate of interest based upon the Eurodollar Rate. Each Eurodollar Loan shall mature on the last day of the Interest Period applicable thereto.

      "Eurodollar Rate":  with respect  to any  Interest Period  ap-
       ---------------
 plicable to any Eurodollar Loan, the rate of interest per annum, as determined by the Administrative Agent, obtained by dividing (and then rounding to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, then to the next higher 1/100 of 1%):

           (a) the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the interbank eurodollar market as the rate at which BNY is offering Dollar deposits in an amount equal approximately to the Eurodollar Loan of BNY to which such Interest Period shall apply for a period equal to such Inter-est Period, as quoted at approximately 11:00 a.m. (New York City time) two Business Days prior to the first day of such Interest Period, by

           (b) a number equal to 1.00 minus the aggregate of the then stated maximum rates during such Interest Period of all re-serve requirements (including, without limitation, marginal, emer-gency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board of Governors of the Federal Reserve
 System). Such reserve requirements shall include, without limitation, those imposed under such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or offsets which may be available from time to time to any Bank under such Regulation D. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirement.

      "Event of  Default": any of the events  specified in paragraph
       -----------------
 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

      "Exchange  Act": the  Securities  Exchange  Act  of  1934,  as
       -------------
 amended, and the rules and regulations promulgated thereunder.

      "Extension Request": as defined in paragraph 2.20.
       -----------------

      "Federal Funds Rate": for any day, the rate per annum equal to
       ------------------
 the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by BNY from three Federal funds brokers of recognized standing selected by BNY on such day on such transactions as determined by BNY and reported to the Ad-ministrative Agent.

      "Fee Letter": the letter, dated June 10, 1992, from the Agents
       ----------
 to the Company, as amended on July 15, 1992.

      "Financial Statements": as defined in paragraph 4.17.
       --------------------

      "14 1/4%  Indenture": the  Indenture, dated  as  of November  15,
       ---------------
 1988, between the Company and The Connecticut National Bank, as trustee, pursuant to which the Restaurants Notes were issued, as amended by the Supplemental Indenture, dated as of July 20, 1992, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Franchise  Agreements":  collectively, the  franchise  agree-
       ---------------------
 ments, license agreements and reserved area agreements to which the Company or any Subsidiary is a party relating to franchises of Shoney's, Captain D's restaurants, as the same may be amended, supplemented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Franchisor": Shoney's, Inc., a Tennessee corporation.
       ----------

      "Franchisor  Estoppel  Certificate":  the  Franchise  Estoppel
       ---------------------------------
 Certificate, dated as of July 29, 1992, made by the Franchisor to the Agents, as the same may be amended, supplemented or otherwise modified from time to time.

      "GAAP":  generally accepted accounting principles set forth in
       ----
 the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied.

      "Governmental Authority": any nation  or government, any state
       ----------------------
 or other political subdivision thereof, any entity exercising ex-ecutive, legislative, judicial, regulatory or administrative func-tions of or pertaining to government and any court or arbitrator.

      "Ground Lease":  a lease by  the Company or any  Material Sub-
       ------------
 sidiary of land on which the buildings are owned by the Company or such Material Subsidiary.

      "Hazardous Material": a substance,  including, without limita-
       ------------------
 tion, asbestos or any substance containing asbestos and deemed hazardous under any Hazardous Material Law, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emis-sions or related materials and any items included in the definition of hazardous or toxic waste, materials or substances under any Hazardous Material Law.

      "Hazardous  Material Law": all federal and state laws relating
       -----------------------
 to environmental conditions and industrial hygiene, including, without limitation, CERCLA, the Resource Conservation and Recovery
 Act of 1976, as amended (42 U.S.C. Sec. 6901 et seq.), the Hazardous
                                              -- ----
 Materials Transportation Act, as amended (49 U.S.C. Sec. 1801 et seq.),
                                                               -- ---
 the  Federal Water  Pollution Control  Act, as  amended  (33 U.S.C.

 Sec. 1251 et seq.), the Clean Air Act, as amended (42 U.S.C. Sec. 741 et
           -- ---                                                      --
 seq.), the Clean Water Act, as amended (33 U.S.C. Sec. 7401 et seq.),
 ---                                                         --  ---
 the  Toxic   Substances  Control   Act,  as   amended  (15   U.S.C.
 Sec. 2601-2629), the Safe Water Drinking Act, as amended (42 U.S.C.
 Sec. 300f-300j), and all other similar federal, state and local envi-ronmental statutes, ordinances and the regulations, orders decrees now or hereafter promulgated thereunder.

      "Highest Lawful Rate": the  maximum rate of interest,  if any,
       -------------------
 that at any time or from time to time may be contracted for, taken, charged or received on the Revolving Credit Notes or which may be owing to any Bank pursuant to this Agreement under the laws applicable to such Bank and this transaction.

      "Indebtedness": as to  any Person, at  a particular time,  all
       ------------
 items which constitute, without duplication, (i) indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business),
 (ii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iii) obligations with respect to any conditional sale agreement or title retention agreement, (iv) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (v) all liabilities secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business), (vi) the principal of all obligations under Capitalized Leases, (vii) ERISA Liabilities, and (viii) all Contingent Obligations.

      "Indemnified Person": as defined in paragraph 11.10.
       ------------------

      "Interest Coverage Ratio":  at any date of  determination, the
       -----------------------
 ratio of EBIT to Consolidated Interest Expense.

      "Interest Payment  Date": (i)  as to  any Alternate  Base Rate
       ----------------------
 Loan, the last day of each March, June, September and December com-mencing on the first of such days to occur after such Alternate Base Rate Loan is made or any Eurodollar Loan is converted to an Alternate Base Rate Loan, (ii) as to any Eurodollar Loan in respect of which the Company has selected an Interest Period of one, two or three months, the last day of such Interest Period, and (iii) as to any Eurodollar Loan in respect of which the Company has selected an Interest Period of six months, the day which is three months after the first day of such Interest Period and the last day of such Interest Period.

      "Interest Period": with  respect to any Eurodollar  Loan, ini-
       ---------------
 tially, the period commencing on, as the case may be, the Borrowing Date or Conversion Date with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Company in its irrevocable notice of borrowing as provided in paragraph 2.3 or its irrevocable notice of conversion as provided in paragraph 2.6, provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

                (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                (ii) if, with respect to any borrowing or the con-version of any borrowing, the Company shall fail to give due notice as provided in paragraph 2.3 or 2.6, as the case may be, the Company shall be deemed to have selected an Alternate Base Rate Loan for such borrowing or the borrowing shall be automatically converted to an Alternate Base Rate Loan upon the expiration of the Interest Period with respect thereto;

                (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                (iv) no Interest Period shall end after the stated maturity of the Revolving Credit Notes; and

                (v) the Company shall select Interest Periods so as not to have more than five different Interest Periods outstanding at any one time.

      "Issuing  Bank":  NationsBank  or  any  successor pursuant  to
       -------------
 paragraph 10.9.

      "Issuing Bank Local  Time": the time in effect in  the city in
       ------------------------
 which the principal office of the Issuing Bank is located.

      "Investments": as defined in paragraph 8.6.
       -----------

      "Leases":  collectively, the  Building Leases  and the  Ground
       ------
 Leases.

      "Letter of Credit": as defined in paragraph 2.8.
       ----------------

      "Letter of Credit Commissions": as defined in paragraph 3.2.
       ----------------------------

      "Letter of Credit  Commitment": the commitment of  the Issuing
       ----------------------------
 Bank to issue Letters of Credit having an aggregate outstanding face amount not exceeding $20,000,000, and the commitment of the other Banks to participate in the Letter of Credit Exposure as set forth in paragraph 2.9.

      "Letter of Credit Exposure": at  a particular date, the sum of
       -------------------------
 (a) the undrawn face amounts of the outstanding Letters of Credit at such date and (b) the aggregate unpaid reimbursement obligations in respect of the outstanding Letters of Credit at such date (after giving effect to any Revolving Credit Loans made on such date to pay any such reimbursement obligations).

      "Letter of Credit  Request": a request in the  form of Exhibit
       -------------------------
 E.

      "Leverage Ratio":  at any date of determination,  the ratio of
       --------------
 (a) Total Debt to (b) the sum of (i) Consolidated Net Worth plus Total Subordinated Debt.

      "Lien": any  mortgage, pledge, hypothecation,  assignment, de-
       ----
 posit arrangement, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing.

      "Loan Documents": collectively,  this Agreement, the Revolving
       --------------
 Credit Notes, the Fee Letter and the Collateral Documents.

      "Loan" and "Loans": as defined in paragraph 2.1.
       ----       -----

      "Management  Agreement":  the Management  Services  Agreement,
       ---------------------
 dated as of October 5, 1988, between the Company and Enterprises, as the same may be amended, supplemented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Margin Stock": any "margin stock", as said term is defined in
       ------------
 Regulation U of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

      "Material  Adverse Change": as to (i)  the Company, a material
       ------------------------
 adverse change in the financial condition, operations, business, prospects or Property of (x) the Company or (y) the Company and its Material Subsidiaries taken as a whole, and (ii) Enterprises, a material adverse change in the financial condition, operations, business, prospects or Property of Enterprises.

      "Material Adverse Effect  on the Company": a  material adverse
       ---------------------------------------
 effect on the financial condition, operations, business, prospects or Property of (i) the Company or (ii) the Company and its Material Subsidiaries taken as a whole.

      "Material  Adverse Effect  on  Enterprises": material  adverse
       -----------------------------------------
 effect on the financial condition, operations, business, prospects or Property of Enterprises and its Subsidiaries taken as a whole.

      "Material  Subsidiary": any Subsidiary  of the Company  or any
       --------------------
 Material Subsidiary, in each case, once and for so long as it has total assets exceeding $5,000,000.

      "Mortgages": collectively, (i) each of the Mortgage, Leasehold
       ---------
 Mortgage, Open-End Mortgage, Open-End Leasehold Mortgage, Deed of Trust, Leasehold Deed of Trust, Deed to Secure Debt, Assignment, Assignment of Rents, Fixture Filing, Security Agreement and Financing Statement granted by the Company to the Collateral Agent on or before the Restatement Effective Date with respect to certain Ground Leases and (ii) each Mortgage, Leasehold Mortgage, Open-End Mortgage, Open-End Leasehold Mortgage, Deed of Trust, Leasehold Deed of Trust, Deed to Secure Debt, Assignment, Assignment of Rents, Fixture Filing, Security Agreement and Financing Statement, substantially in the form of Exhibit J, from time to time granted to the Collateral Agent after the Effective Date pursuant to para-graph 7.16 with respect to other Ground Leases, Building Leases and real Property, as each may be amended, supplemented or modified from time to time.

      "Multiemployer Plan": a Plan which is a multiemployer  plan as
       ------------------
 defined in Section 4001(a)(3) of ERISA.

      "NationsBank": NationsBank of North Carolina, N.A.
       -----------

      "1988 Agreement": the Agreement, dated August 2, 1988, between
       --------------
 the Company and the Franchisor, as the same may be amended, supplemented or otherwise modified in accordance with paragraph 8.20.

      "Note" and "Notes": as defined in paragraph 2.2.
       ----       -----

      "Operating Cash Flow": for any period, Consolidated Net Income
       -------------------
 (or loss) for such period, less, without duplication, (i) all extraordinary gains and losses, (ii) all gains and losses from acquisitions, sales, exchanges and dispositions of Property not in the ordinary course of business, provided that there shall also be excluded any related charges for taxes thereon, (iii) any net gain arising from the collection of the proceeds of any insurance policy, (iv) any write-up of any Property, (v) non-recurring items and (vi) investment income (other than interest income and income on short-term investments), but plus the sum of, without duplica-tion, depreciation, amortization and other non-cash charges for such period, to the extent included in determining such Consoli-dated Net Income (or loss) and all determined in accordance with GAAP.

      "Original Effective Date": July 29, 1992.
       -----------------------

      "PBGC": the Pension  Benefit Guaranty Corporation  established
       ----
 pursuant to Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

      "Permitted  Liens": Liens permitted to exist pursuant to para-
       ----------------
 graph 8.2.

      "Person": an  individual,  a  partnership,  a  corporation,  a
       ------
 business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature.

      "Plan": any employee benefit plan which is covered by Title IV
       ----
 of ERISA or which is otherwise subject to the minimum funding standards of Section 412 of the Code and which is maintained by or to which contributions are made by the Company, a Subsidiary or a Commonly Controlled Entity or in respect of which the Company, a Subsidiary or a Commonly Controlled Entity has or may have any liability.

      "Pledged Collateral": the collateral pledged to the Collateral
       ------------------
 Agent pursuant to the Enterprises Guaranty.

      "Property": all  types of real, personal, tangible, intangible
       --------
 or mixed property, including, without limitation, Stock.

      "Registration Statement":  the Registration Statement  on Form
       ----------------------
 S-2 filed by Enterprises and the Company with the SEC on May 20, 1992, as amended by Amendment No. 1 filed by Enterprises and the Company with the SEC on June 26, 1992, Amendment No. 2 filed by Enterprises and the Company with the SEC on July 16, 1992 and

 Amendment No. 3 filed by Enterprises and the Company with the SEC on July 22, 1992, with respect to the issuance and sale of the Enterprises Subordinated Debentures and the subordinated guaranty of the Company thereof, as such statement may hereafter be amended, modified or otherwise supplemented from time to time.

      "Reimbursement Amount": as defined in paragraph 2.13(c).
       --------------------

      "Remaining Interest Period": (i) in the event that the Company
       -------------------------
 shall fail for any reason to borrow or convert a Eurodollar Loan after it shall have notified the Administrative Agent of its intent to do so pursuant to paragraph 2.3 or 2.6, a period equal to the Interest Period that the Company elected in respect of such Eurodollar Loan; or (ii) in the event that a Eurodollar Loan shall terminate for any reason prior to the last day of the Interest Period applicable thereto, a period equal to the remaining portion of such Interest Period if such Interest Period had not been so terminated; and (iii) in the event that the Company shall prepay or repay all or any part of the principal amount of a Eurodollar Loan prior to the last day of the Interest Period applicable thereto, a period equal to the period from and including the date of such pre-payment or repayment to but excluding the last day of such Interest Period.

      "Reportable  Event": any event described in Section 4043(b) of
       -----------------
 ERISA, other than an event (excluding an event described in Section 4043(b)(1) relating to tax disqualification) with respect to which the 30-day notice requirement has been waived.

      "Required  Banks": at any time  when no Revolving Credit Loans
       ---------------
 or Letters of Credit are outstanding, Banks having Revolving Credit Commitments equal to at least 51% of the Aggregate Revolving Credit Commitments, and at any time when Revolving Credit Loans or Letters of Credit are outstanding, Banks holding Revolving Credit Notes having an unpaid principal balance equal to at least 51% of the aggregate Revolving Credit Loans outstanding and Letters of Credit Exposure.

      "Restatement Effective Date": June 3, 1993.
       --------------------------

      "Restaurants  Guaranty":  collectively, (i)  the  subordinated
       ---------------------
 guaranty of the Company of the Enterprises Subordinated Debentures pursuant to the provisions of the Enterprises Subordinated Inden-ture and (ii) the subordinated guaranty of the Company of the Se-nior Subordinated Debentures pursuant to the provisions of the Debenture Purchase Agreement.

      "Restaurants Notes":  the 14 1/4%  Senior Subordinated Notes  due
       -----------------

 1998, issued by the Company pursuant to the 14 1/4% Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Revolving Credit Commitment": as to any Bank,  the amount set
       ---------------------------
 forth next to the name of such Bank in Exhibit A under the heading "Revolving Credit Commitment", as such Revolving Credit Commitment may be reduced from time to time pursuant to paragraph 2.4.

      "Revolving  Credit Commitment  Fee": as  defined in  paragraph
       ---------------------------------
 3.1.

      "Revolving  Credit  Commitment  Period": the  period  from the
       -------------------------------------
 Restatement Effective Date to, but excluding, the Revolving Credit Termination Date.

      "Revolving Credit Loan"  and "Revolving Credit Loans":  as de-
       ---------------------        ----------------------
 fined in paragraph 2.1.

      "Revolving Credit Note"  and "Revolving Credit Notes":  as de-
       ---------------------        ----------------------
 fined in paragraph 2.2.

      "Revolving Credit Termination Date": June 3, 1996, or any date
       ---------------------------------
 subsequent thereto resulting from an extension of the Revolving Credit Termination Date pursuant to paragraph 2.20, or such earlier date on which the Revolving Credit Notes shall become due and payable, whether by acceleration or otherwise.

      "Securities  Act": the Securities Act of 1933, as amended, and
       ---------------
 the rules and regulations promulgated thereunder.

      "SEC":  the Securities and Exchange Commission, or any Govern-
       ---
 mental Authority succeeding to the functions thereof.

      "Senior Debt Service Coverage Ratio":  at any date of determi-
       ----------------------------------
 nation, the ratio of (a) Adjusted Operating Cash Flow to (b) Ad-justed Total Senior Debt.

      "Senior Subordinated  Debentures": the  5% Convertible  Senior
       -------------------------------
 Subordinated Debentures, due March 31, 2003, issued by Enterprises pursuant to the Debenture Purchase Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Single Employer Plan": any Plan which  is not a Multiemployer
       --------------------
 Plan.

      "Special Counsel": Emmet, Marvin & Martin.
       ---------------

      "Stock":  any and  all shares,  rights, interests,  participa-
       -----
 tions, warrants or other equivalents (however designated) of cor-porate stock.

      "Subsidiary": any corporation, association, partnership, joint
       ----------
 venture or other business entity of which the Company and/or any Subsidiary of the Company, directly or indirectly, either (i) in respect of a corporation, owns or controls more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (ii) in respect of an association, partnership, joint venture or other business en-tity, is entitled to share in more than 50% of the profits and losses, however determined.

      "Tax Sharing Agreement": the Tax Sharing and Paying Agreement,
       ---------------------
 dated as of April 22, 1988, between the Company, certain of its Subsidiaries and Enterprises, as the same may be amended, supplemented or otherwise modified from time to time in accordance with paragraph 8.20.

      "Taxes": any present or  future income, stamp or other  taxes,
       -----
 levies, imposts, duties, fees, assessments, deductions, withhold-ing, or other charges of whatever nature, now or hereafter imposed, levied, collected, withheld, or assessed by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein.

      "Tennessee Bank":  a  Bank which  maintains an  office in  the
       --------------
 State of Tennessee.

      "Tennessee Tax" as defined in paragraph 2.13(c).
       -------------

      "Total Debt": at  any date of determination, the  sum of Total
       ----------
 Senior Debt and Total Subordinated Debt.

      "Total Senior Debt": at any date of determination, the sum of,
       -----------------
 without duplication, (i) the aggregate outstanding principal balance of all Debt of the Company and its Subsidiaries on a Con-solidated basis (other than Total Subordinated Debt) and (ii) the amount of the Aggregate Revolving Credit Commitments less the ag-gregate principal amount of Revolving Credit Loans outstanding on such date.

      "Total Subordinated Debt":  at any date of  determination, the
       -----------------------
 sum of the aggregate outstanding principal balance of (i) the En-terprises Subordinated Debentures, (ii) the Senior Subordinated Debentures and (iii) the Restaurant Notes.

      "Transaction Record": as defined in paragraph 2.21.
       ------------------

      2.   Other Definitional Provisions.
           -----------------------------

           (a) All terms defined in this Agreement shall have the meanings given such terms herein when used in the Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.

           (b) As used herein, in the other Loan Documents and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in paragraph 1.1, and accounting terms partly defined in paragraph 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

           (c) The words "hereof", "herein", "hereto" and "here-under" and similar words when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and paragraph, schedule and exhibit references contained herein shall refer to paragraphs hereof or schedules or exhibits hereto unless otherwise expressly provided herein.

           (d) The word "or" shall not be exclusive; "may not" is prohibitive and not permissive; and the singular includes the plu-ral.


 2.   AMOUNT AND  TERMS OF  REVOLVING CREDIT  LOANS  AND LETTERS  OF
      --------------------------------------------------------------
      CREDIT.
      ------

      1.   Revolving Credit Loans.
           ----------------------

           Prior to the Restatement Effective Date, the Company bor-rowed the Term Loans from the Banks under and pursuant to the Existing Credit Agreement. The Term Loans are hereby converted into Revolving Credit Loans. Subject to the terms and conditions of this Agreement, each Bank severally agrees to make loans, in-cluding, without limitation, the Revolving Credit Loans resulting from the conversion of the Term Loans pursuant to the preceding sentence (each, a "Revolving Credit Loan" or a "Loan" and, col-
                     ----------------------         ----
 lectively with its other Revolving Credit Loans and the Revolving Credit Loans of the other Banks, the "Revolving Credit Loans" or
                                         -----------------------

 "Loans")  to the  Company from  time to  time during  the Revolving
  -----
 Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed such Bank's Commitment Percent-age of the Available Revolving Credit Commitment. At no time shall the sum of (i) the aggregate outstanding principal balance of all of the Revolving Credit Loans and (ii) the Letter of Credit Exposure exceed the Aggregate Revolving Credit Commitments. During the Revolving Credit Commitment Period, the Company may borrow, prepay in whole or in part and reborrow under such Revolving Credit Commitments, all in accordance with the terms and conditions hereof. Subject to the provisions of paragraphs 2.3 and 2.6, Revolving Credit Loans may be (i) Alternate Base Rate Loans, (ii) Eurodollar Loans or (iii) any combination thereof.

      2.   Revolving Credit Notes.
           ----------------------

           The Revolving Credit Loans made by each Bank shall be evidenced by an amended and restated promissory note of the Com-pany, substantially in the form of Exhibit B, with appropriate insertions therein as to date and principal amount (each, as in-dorsed or modified from time to time, including all replacements thereof and substitutions therefor, a "Revolving Credit Note" or
                                          ----------------------
 "Note"  and, collectively with  the Revolving  Credit Notes  of all
  ----
 other Banks,  the "Revolving Credit Notes" or  "Notes"), payable to
                    ----------------------       -----
 the order of such Bank and representing the obligation of the Com-pany to pay the lesser of (i) the Revolving Credit Commitment of such Bank and (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by such Bank, with interest thereon as prescribed in paragraph 2.7. The (i) date and amount of each Re-volving Credit Loan made by a Bank, (ii) its character as an Al-ternate Base Rate Loan, a Eurodollar Loan or a combination thereof, (iii) the interest rate and Interest Period (if any) ap-plicable to Eurodollar Loans, and (iv) each payment and prepayment of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of its Revolving Credit Note, indorsed by such Bank on the schedule attached thereto or any con-tinuation thereof, provided that the failure of such Bank to make any such recordation or indorsement shall not affect the obliga-tions of the Company to make payment when due of any amount owing under the Loan Documents. Each Revolving Credit Note shall (i) be dated the Restatement Effective Date, (ii) be stated to mature on the Revolving Credit Termination Date, and (iii) bear interest for the period from and including the date thereof on the principal balance thereof from time to time outstanding at the applicable interest rate or rates per annum determined as provided in para-graph 2.7. Interest on each Revolving Credit Note shall be payable as specified in paragraph 2.7.

      3.   Procedure for Borrowing.
           -----------------------

           (a) The Company may borrow Revolving Credit Loans on any Business Day during the Revolving Credit Commitment Period, provided, however, that the Company shall notify the Administrative Agent (by telephone, to be promptly confirmed in writing, or telecopy) no later than 1:00 P.M., New York City time, three Busi-ness Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, and no later than 1:00 P.M., New York City time, one Business Day prior to the requested Borrowing Date, in the case of Alternate Base Rate Loans, specifying (i) the amount to be bor-rowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be a Eurodollar Loan, an Alternate Base Rate Loan, or a combination thereof, and the amount of each thereof, and (iv) if the borrowing is to be of Eurodollar Loans, the length of the initial Interest Period for such Loans. Each borrowing shall be in an aggregate principal amount equal to $1,000,000 or such amount plus an integral multiple of $100,000 in excess thereof or, if less, the unused amount of the Aggregate Revolving Credit Commit-ments. Upon receipt of each notice of borrowing from the Company, the Administrative Agent shall promptly notify each Bank thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Bank will make the amount of its applicable Commit-ment Percentage of each borrowing available to the Administrative Agent for the account of the Company at the office of the Administrative Agent set forth in paragraph 11.2 not later than 12:00 Noon, New York City time, on the Borrowing Date requested by the Company, in funds immediately available to the Administrative Agent at such office. The amounts so made available to the Administrative Agent on a Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement as determined by the Administrative Agent, be made available on such date to the Company by the Administrative Agent at the office of the Administrative Agent specified in paragraph 11.2 by crediting the account of the Company on the books of such office with the aggregate of said amounts received by the Administrative Agent.

           (b) Unless the Administrative Agent shall have received prior notice from a Bank (by telephone or otherwise, such notice to be confirmed by telecopy or other writing) that such Bank will not make available to the Administrative Agent such Bank's pro rata share of the Revolving Credit Loans requested by the Company, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on such Borrowing Date in ac-cordance with this paragraph, provided that such Bank received notice of the proposed borrowing from the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such Borrowing Date a corresponding amount. If and to the extent such Bank shall not have so made such pro rata share available to the Administrative Agent, such Bank and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Company until the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Company, the applicable interest rate set forth in paragraph 2.7, and, in the case of such Bank, the Federal Funds Rate in ef-fect on such date (as determined by the Administrative Agent). Such payment by the Company, however, shall be without prejudice to its rights against such Bank. If such Bank shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Bank's Revolving Credit Loan as part of such Revolving Credit Loans for purposes of this Agreement, which Revolving Credit Loan shall be deemed to have been made by such Bank on the Borrowing Date applicable to such Revolving Credit Loans.

      4.   Reduction of Revolving Credit Commitments.
           -----------------------------------------

           (a)  Voluntary Reductions.   The Company  shall have  the
                --------------------
 right, upon at least three Business Days' prior written notice to the Administrative Agent, to reduce permanently the Aggregate Re-volving Credit Commitments in whole at any time, or in part from time to time, without premium or penalty, by an amount not in ex-cess of the Available Revolving Credit Commitment (after giving effect to any contemporaneous prepayment of Revolving Credit Loans), provided that each partial reduction of the Aggregate Re-volving Credit Commitments shall be in an amount equal to

 $1,000,000 or such amount plus a whole multiple of $100,000.

           (b)  In General.   Reductions of the  Aggregate Revolving
                ----------
 Credit Commitments shall be applied pro rata according to the Re-volving Credit Commitment of each Bank. Simultaneously with each reduction of the Aggregate Revolving Credit Commitments under this paragraph, the Company shall pay the Revolving Credit Commitment Fee accrued on the amount by which the Aggregate Revolving Credit Commitments have been reduced.

      5.   Prepayments of the Revolving Credit Loans.
           -----------------------------------------

           (a)  Voluntary  Prepayments.    The Company  may,  at its
                ----------------------
 option, prepay the Revolving Credit Loans, in whole or in part, without premium or penalty, at any time and from time to time, by notifying the Administrative Agent at least three Business Days prior to the proposed prepayment date in the case of any prepayment of Eurodollar Loans and at least one Business Day prior to the proposed prepayment date in the case of any prepayment of Alternate Base Rate Loans. Each such notice shall be in writing and shall specify the amount to be prepaid and the date of prepayment. Upon receipt of such notice, the Administrative Agent shall promptly notify each Bank thereof. If any such notice of the Company is given pursuant to this paragraph, such notice shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with accrued interest to the date of such payment on the amount prepaid. Partial prepay-ments shall be in an aggregate principal amount of $1,000,000 or such amount plus an integral multiple of $100,000 in excess thereof or, if less, the outstanding principal balance of the Revolving Credit Loans. After giving effect to any partial prepayment with respect to Eurodollar Loans made on the same date (whether as the result of a borrowing or a conversion) and which had the same Interest Period, the outstanding principal amount of such Eurodollar Loans made (whether as the result of a borrowing or a conversion) shall exceed (subject to paragraph 2.6) $1,000,000 or such Eurodollar Loans shall be converted to Alternate Base Rate Loans. No prepayment of a Eurodollar Loan shall be made except on the last day of the Interest Period applicable thereto.

           (b)  In General.  If any  prepayment is  made under  this
                ----------
 paragraph with respect to any Eurodollar Loans, in whole or in part, prior to the last day of the applicable Interest Period, the Company agrees to indemnify the Banks in accordance with paragraph 2.16.

      6.   Conversions.
           -----------

           (a) The Company may elect from time to time to convert Eurodollar Loans to Alternate Base Rate Loans by giving the Admin-istrative Agent at least one Business Day's prior irrevocable no-tice of such election, specifying the amount to be so converted, provided, that any such conversion shall only be made on the last day of the Interest Period applicable thereto. In addition, the Company may elect from time to time to convert Alternate Base Rate Loans to Eurodollar Loans or to convert Eurodollar Loans to new Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election, in the case of a conversion to Eurodollar Loans, specifying the amount to be so converted and the initial Interest Period relating thereto, provided that any such conversion of Alternate Base Rate Loans to Eurodollar Loans shall only be made on a Business Day and any such conversion of Eurodollar Loans to new Eurodollar Loans shall only be made on the last day of the Interest Period applicable to the Eurodollar Loans which are to be converted to such new Eurodollar Loans. The Administrative Agent shall promptly provide the Banks with notice of any such election. Alternate Base Rate and Euro-dollar Loans may be converted pursuant to this paragraph in whole or in part, provided that conversions of Alternate Base Rate Loans to Eurodollar Loans, or Eurodollar Loans to new Eurodollar Loans, shall be in an aggregate principal amount of (subject to this paragraph) $1,000,000 or such amount plus a whole multiple of $100,000.

           (b) Notwithstanding anything in this paragraph to the contrary, no Alternate Base Rate Loan may be converted to a Euro-dollar Loan, and no Eurodollar Loan may be converted to a new Eu-rodollar Loan, if a Default or Event of Default has occurred and is continuing at the time the Company shall notify the Administrative Agent of its election to convert any such Alternate Base Rate Loan to a Eurodollar Loan or to convert any Eurodollar Loan to a new Eurodollar Loan and the Agent shall have knowledge thereof. In such event, such Alternate Base Rate Loan shall be automatically continued as an Alternate Base Rate Loan or such Eurodollar Loan shall be automatically converted to an Alternate Base Rate Loan on the last day of the Interest Period applicable to such Eurodollar Loan. If a Default or an Event of Default shall have occurred and be continuing, the Administrative Agent shall, at the request of the Required Banks, notify the Company (by telephone or otherwise) that all, or such lesser amount as the Administrative Agent and the Required Banks shall designate, of the outstanding Eurodollar Loans shall be automatically converted to Alternate Base Rate Loans, in which event such Eurodollar Loans shall be automatically converted to Alternate Base Rate Loans on the date such notice is given and shall bear interest from and after such date at the Alternate Base Rate plus the Applicable Margin. In the event that Eurodollar Loans are converted to Alternate Base Rate Loans at the request of the Required Banks pursuant to the preceding sentence, no Bank shall be entitled to an indemnity described in paragraph 2.16 with respect to the Eurodollar Loans so converted.

           (c) Each conversion shall be effected by each Bank by applying the proceeds of the new Alternate Base Rate Loan, or Eu-rodollar Loan, as the case may be, to the Loan (or portion thereof) being converted (it being understood that such conversion shall not constitute a borrowing for purposes of paragraphs 4, 5 or 6).

      7.   Interest Rate and Payment Dates.
           -------------------------------

           (a)  Revolving Credit Loans Prior to Maturity. Except  as
                ----------------------------------------
 otherwise provided in paragraph 2.7(c), prior to maturity, the outstanding principal balance of the Revolving Credit Loans shall bear interest on the unpaid principal balance thereof at the ap-plicable interest rate or rates per annum set forth below:

           LOANS                    RATE
           -----                    ----

      Each Alternate Base Rate      Alternate  Base  Rate  plus  the
      Loan                          Applicable Margin.

      Each Eurodollar Loan          Eurodollar  Rate  for   the  ap-
                                    plicable  Interest  Period  plus
                                    the Applicable Margin.

           (b)  Late Charges. If all or any portion of the principal
                ------------
 balance of or interest payable on any of the Revolving Credit Loans, the amount of any drawing under a Letter of Credit or any other amount payable by the Company to the Bank under the Loan Documents shall not be paid when due (whether at the stated matu-rity date thereof, by acceleration or otherwise), (i) such overdue principal shall bear interest at a rate per annum equal to 2% plus the rate which would otherwise be applicable pursuant to paragraph 2.7(a), (ii) such unreimbursed drawing under a Letter of Credit shall bear interest at a rate per annum equal to (x) if the reim-bursement of such drawing is made on the Business Day immediately succeeding the date on which such reimbursement is due, the Alter-nate Base Rate plus the Applicable Margin and (y) if such reim-bursement is not made on such immediately succeeding Business Day, the Alternate Base Rate plus 3 1/2% for the period from the date on which such payment was due until payment thereof, and (iii) such overdue interest or other amount shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2%, in each case from the date of such nonpayment until paid in full, whether before or after judgment. Interest payable under this paragraph 2.7(b) shall be payable on demand.

           (c)  General. Interest shall  be calculated on the  basis
                -------
 of a 360 day year for the actual number of days elapsed. Interest shall be payable in arrears on each Interest Payment Date and upon payment (including prepayment) of the Revolving Credit Loans. Any change in the interest rate on the Revolving Credit Loans resulting from a change in the Alternate Base Rate or any reserve requirement shall become effective as of the opening of business on the day on which such change shall become effective. The Administrative Agent shall, as soon as practicable, notify the Company and the Banks of the effective date and the amount of each such change in the Alternate Base Rate or any reserve requirement, but failure to so notify shall not in any manner affect the obligation of the Company to pay interest on the Revolving Credit Loans in the amounts and on the dates required. Each determination of the Alternate Base Rate by the Administrative Agent pursuant to this Agreement shall be conclusive and binding on the Company and the Banks absent manifest error. At no time shall the interest rate payable on the Revolving Credit Loans, together with the Revolving Credit Commitment Fee, the Letter of Credit Commissions and all other fees and other amounts payable hereunder, to the extent the same are construed to constitute interest, exceed the Highest Lawful Rate. If interest payable on any date would exceed the maximum amount permitted by the Highest Lawful Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount per-mitted for such period by the Highest Lawful Rate, shall be in-creased by the unpaid amount of such reduction. Any interest ac-tually received for any period in excess of such maximum allowable amount for such period shall be deemed to have been applied as a prepayment of the Revolving Credit Loans. The Company acknowledges that to the extent interest payable on the Revolving Credit Loans is based on the Alternate Base Rate, such Rate is only one of the bases for computing interest on loans made by the Banks, and by basing interest payable on the Alternate Base Rate Loans on the Alternate Base Rate, the Banks have not committed to charge, and the Company has not in any way bargained for, interest based on a lower or the lowest rate at which the Banks may now or in the future make loans to other borrowers.

      8. Letter of Credit Sub-Facility.
         -----------------------------

           (a) Subject to the terms and conditions of this Agree-ment, the Issuing Bank agrees, in reliance on the agreement of the other Banks set forth in paragraph 2.9, to issue standby and docu-mentary trade letters of credit (together with the Letters of Credit issued by the Issuing Bank on and after the Original Effec-tive Date and before the Restatement Effective Date, the "Letters
                                                             -------
 of Credit"; each,  individually, a "Letter of Credit")  for the ac-
 ---------                           ----------------
 count of the Company. The sum of the aggregate face amount of the Letters of Credit at any one time outstanding shall not exceed the lesser of (i) the Letter of Credit Commitment and (ii) the Avail-able Revolving Credit Commitment. Each Letter of Credit shall have an expiration date which shall not be (i) more than one year from the date of its issuance or (ii) later than one Business Day prior to the Revolving Credit Termination Date. No Letter of Credit shall be issued if the Administrative Agent shall have determined that the conditions set forth in paragraph 6 have not been satisfied.

           (b) Each Letter of Credit shall be issued for the ac-count of the Company in support of the Company's workers' compen-sation, general liability and other obligations arising in the ordinary course of business and which do not involve obligations for the borrowing of money or Contingent Obligations with respect thereto. The Company shall give the Issuing Bank (with a copy to the Administrative Agent) a Letter of Credit Request for the issu-ance of each Letter of Credit by 10:00 A.M., Issuing Bank Local Time, three Business Days prior to the requested date of issuance. Such Letter of Credit Request shall specify (i) the beneficiary of such Letter of Credit and the address at which the Letter of Credit is to be delivered to such beneficiary, (ii) the Company's proposal as to the conditions under which a drawing may be made under such Letter of Credit and the documentation, if any, to be required in respect thereof, (iii) the maximum amount to be available under such Letter of Credit, and (iv) the requested date of issuance and the expiration date. The Company agrees to provide to the Issuing Bank prior to the issuance of a Letter of Credit, such other information as the Issuing Bank may reasonably request in connection with the issuance of such Letter of Credit. Upon receipt of such Letter of Credit Request from the Company, the Issuing Bank shall promptly notify the Administrative Agent which, in turn, will promptly notify each Bank thereof. The Issuing Bank shall, on the proposed date of issuance and subject to the other terms and conditions of this Agreement, issue the requested Letter of Credit on behalf of the Banks. Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuing Bank, with such provisions with respect to the conditions under which a drawing may be made thereunder and the documentation required in respect of such drawing as the Issuing Bank shall reasonably re-quire. The Issuing Bank shall deliver a copy of each Letter of Credit to the Administrative Agent for distribution to the Company and each Bank within a reasonable time after the issuance thereof.

           (c) Each payment by the Issuing Bank of a draft drawn under a Letter of Credit shall give rise to an obligation on the part of the Company to reimburse the Issuing Bank immediately by wire transfer for the amount thereof. If the Company shall have failed to reimburse the Issuing Bank in full on or before 11:00 A.M., Issuing Bank Local Time, on the date the Issuing Bank shall make payment on a draft drawn under a Letter of Credit, the Issuing Bank shall notify the Administrative Agent thereof by telephone (promptly confirmed in writing) not later than 11:30 A.M., Issuing Bank Local Time, on such date and the Company's obligations to make such reimbursement shall be satisfied by the automatic making of a Revolving Credit Loan by each Bank under its Revolving Credit Note (without regard to the occurrence of any Default or Event of Default or the compliance by the Company with any of its obligations under the Loan Documents) in the principal amount equal to its Commitment Percentage of the amount of such draft paid by the Issuing Bank. The Company shall be deemed to have elected that each such Revolving Credit Loan be made initially as an Alternate Base Rate Loan. The Administrative Agent agrees to notify each Bank (in accordance with paragraph 2.3(b)) and the Company of the making of such Revolving Credit Loan.

      9. Letter of Credit Participation and Funding Commitments.
         ------------------------------------------------------

           (a) Each Bank hereby unconditionally, irrevocably, and severally for itself only hereby takes, without any notice to or the taking of any action by such Bank, an undivided participating interest in the obligations of the Issuing Bank under and in con-nection with each Letter of Credit in an amount equal to such Bank's Commitment Percentage of the amount of such Letter of Credit. Each Bank shall be liable to the Issuing Bank for its Commitment Percentage of the unreimbursed amount of any draft drawn and honored under each Letter of Credit. The failure of any Bank to honor its obligations hereunder shall not relieve any other Bank of its duty to honor its obligations hereunder. Each Bank shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by the Company pursuant to paragraph 2.8 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compliance by the Company with any of its obligations under the Loan Documents. Each payment by a Bank of such Commitment Percentage of the amount of such Letter of Credit or of any amounts so rescinded, avoided, restored or returned shall be treated as the making by such Bank of an automatic Revolving Credit Loan.

           (b) The Issuing Bank will promptly notify the Adminis-trative Agent and each Bank (which notice shall be promptly con-firmed in writing) of the date and the amount of any draft pre-sented under any Letter of Credit with respect to which full reim-bursement of payment is not made by the Company as provided in paragraph 2.8, and forthwith upon receipt of such notice, such Bank (other than the Issuing Bank) shall make available to the Administrative Agent for the account of the Issuing Bank its Com-mitment Percentage of the amount of such unreimbursed draft (which shall constitute such Bank's automatic Revolving Credit Loan) at the office of the Administrative Agent specified in paragraph 11.2, in lawful money of the United States and in immediately available funds, before 4:00 P.M., Issuing Bank Local Time, on the day such notice is given by the Issuing Bank, if the relevant notice is given by the Issuing Bank at or prior to 1:00 P.M., Issuing Bank Local Time, on such day, and before 12:00 Noon, New York City time, on the next Business Day, if the relevant notice is given by the Issuing Bank after 1:00 P.M., Issuing Bank Local Time, on such day. The Administrative Agent shall distribute the payments made by each Bank (other than the Issuing Bank) pursuant to the immediately preceding sentence to the Issuing Bank promptly upon receipt thereof in like funds as received. If and to the extent that a Bank does not make available to the Administrative Agent when due such Bank's Commitment Percentage of any unreimbursed payment made by the Issuing Bank under a Letter of Credit (other than payments made by the Issuing Bank by reason of its failure to materially comply with the terms of such Letter of Credit), and the
 Administrative Agent has not made, in its sole discretion, such payment on behalf of such Bank pursuant to paragraph 2.3(b), such Bank and the Company severally agree upon demand by the Issuing Bank to pay to the Administrative Agent for the account of the Issuing Bank such amount (to the extent not paid by the other), together with interest thereon for each day from the date on which such payment was due from such Bank until the date such amount is paid to the Administrative Agent on behalf of the Issuing Bank, at a rate per annum equal to, in the case of the Company, the applicable interest rate set forth in paragraph 2.7, and in the case of such Bank, the Federal Funds Rate in effect on such date (as determined by the Administrative Agent). The Administrative Agent shall promptly distribute such interest payments to the Issuing Bank upon receipt thereof in like funds as received. If the Administrative Agent receives a Bank's Commitment Percentage of any unreimbursed payment under a Letter of Credit after the date when due and the Administrative Agent receives interest on any late pay-ment from such Bank in accordance with the provisions of the preceding sentence, such Bank's automatic Revolving Credit Loan shall be deemed to have been made to the Company on the date the Issuing Bank made payment under such Letter of Credit.

           (c) Whenever the Administrative Agent is reimbursed by the Company, for the account of the Issuing Bank, for any payment under a Letter of Credit and such payment relates to an amount previously paid by a Bank in respect of its Commitment Percentage of the amount of such payment under such Letter of Credit, the Administrative Agent will pay over such payment to such Bank (i) before 4:00 P.M., New York City time on the day such payment from the Company is received, if such payment is received at or prior to 1:00 P.M., New York City time, on such day, or (ii) before 12:00 Noon, New York City time, on the next succeeding Business Day, if such payment from the Company is received after 1:00 P.M., New York City time, on such day.

      10.  Absolute  Obligation  with respect  to  Letter  of Credit
           ---------------------------------------------------------
 Payments.
 --------

           The Company's obligation to reimburse the Administrative Agent for the account of the Issuing Bank in respect of a Letter of Credit for each payment under or in respect of such Letter of Credit shall be absolute and unconditional under any and all cir-cumstances and irrespective of any set-off, counterclaim or defense (other than payment by the Company) to payment which the Company may have or have had against the beneficiary of such Letter of Credit, the Administrative Agent, the Issuing Bank, any Bank or any other Person, including, without limitation, any defense based on the failure of any drawing to conform to the terms of such Letter of Credit, any drawing document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit. The foregoing shall not impose any limitation on any right the Company may have to proceed against the Issuing Bank for the Issuing Bank's gross negligence or willful misconduct.

      11. Increased Costs Based on Letters of Credit.
          ------------------------------------------

           Without limiting the provisions of paragraph 2.15, in the event that after the Original Effective Date, the implementation of, or any change in, any law or regulation or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof shall either (a) impose, modify or make applicable any reserve, special deposit, assessment or similar requirement against letters of credit issued (or any commitment to issue letters of credit) by, or participated (or any commitment to participate in letters of credit) by any Bank, or (b) impose on the Issuing Bank or such Bank any other condition regarding the Letters of Credit (except for the imposition of, or changes in the rate of, tax on the overall net income of the Issu-ing Bank or such Bank) and the result of any event referred to in clause (a) or (b) above shall be to increase the cost to the Issu-ing Bank of issuing or maintaining the Letters of Credit or the cost to any Bank of making or maintaining any Revolving Credit Loan pursuant to paragraph 2.8 or its obligations pursuant to paragraph 2.9, or the cost to the Administrative Agent of performing its functions hereunder with respect to the Letters of Credit, in any case by an amount which the Administrative Agent, the Issuing Bank, or any Bank, as the case may be, deems material, then, within ten days after demand by the Administrative Agent, the Issuing Bank or such Bank, as the case may be, accompanied by a statement of the type referred to in the next sentence, the Company shall im-mediately pay to the Administrative Agent, the Issuing Bank or such Bank, as the case may be, from time to time as specified by the Administrative Agent, the Issuing Bank or such Bank, additional amounts which shall be sufficient to compensate the Administrative Agent, the Issuing Bank or such Bank, as the case may be, for such increased cost. A statement in reasonable detail as to such increased cost incurred by the Administrative Agent, the Issuing Bank or such Bank, as the case may be, as a result of any event mentioned in clauses (a) or (b) above, submitted to the Company shall be conclusive, absent manifest error, as to the amount thereof.

      12. Substituted Interest Rate.
          -------------------------

           In the event that (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the interbank eurodollar market either adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to paragraph 2.7 or quotations of rates for relevant deposits referred to in the definition of Eurodollar Rates are not being provided in the relevant amounts or for the relevant maturities or
 (ii) the Required Banks shall have notified the Administrative Agent that they have determined (which determination shall be conclusive and binding on the Company) that the applicable Eu-rodollar Rate will not adequately and fairly reflect the cost to such Banks of maintaining or funding loans bearing interest based on such Eurodollar Rate, with respect to proposed Loans that the Company has requested be made as Eurodollar Loans or Eurodollar Loans that will result from the requested conversion of any Loans into Eurodollar Loans (each Loan being herein called an "Affected
                                                            --------
 Loan"),  the Administrative Agent shall promptly notify the Company
 ----
 and the Banks (by  telephone or otherwise, to be confirmed in writ-
 ing) of such determination, on or prior to the requested Borrowing Date for such Affected Loans or the requested Conversion Date of such Loans. If the Administrative Agent shall give such notice,
 (a)  any requested Affected Loan shall be made as an Alternate Base

 Rate Loan, (b) any Loan that was to have been converted to an Af-fected Loan shall be converted to or continued as an Alternate Base Rate Loan and (c) any outstanding Affected Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to an Alternate Base Rate Loan. Until any such notice under clauses (i) or (ii), as the case may be, of this paragraph has been withdrawn by the Administrative Agent (by notice to the Company promptly upon either (x) the Administrative Agent having determined that such circumstances affecting the interbank eurodol-lar market no longer exist and that adequate and reasonable means do exist for determining the Eurodollar Rate pursuant to paragraph
 2.7 or (y) the Administrative Agent's having been notified by the Required Banks that circumstances no longer render any Loan an Af-fected Loan) no further Eurodollar Loans shall be required to be made by the Banks nor shall the Company have the right to convert any Loans to Eurodollar Loans.

      13. Taxes; Net Payments.
          -------------------

           (a) All payments made by the Company under the Loan Documents shall be made free and clear of, and without reduction for or on account of, any Taxes required by law to be withheld from any amounts payable under the Loan Documents. A statement setting forth the calculations of any amounts payable pursuant to this paragraph submitted by a Bank to the Company shall be conclusive absent manifest error.

           (b) Each Bank (and any holder of a participation inter-est from such Bank) shall deliver to the Company such certificates, documents, or other evidence as the Company may require from time to time as are necessary to establish that such Bank (or participant) is not subject to withholding under Section 1441 or 1442 of the Code or as may be necessary to establish, under any law imposing upon the Company, whether existing now or hereafter, an obligation to withhold any portion of the payments made by the Company under the Loan Documents, that payments to the Administra-tive Agent on behalf of such Bank (or participant) are not subject to withholding. Notwithstanding any provision herein to the con-trary, the Company shall have no obligation to pay to any Bank (or participant) any amount which the Company is liable to withhold due to the failure of such Bank (or participant) to file any statement of exemption required by the Code.

           (c)  In the  event that  a Bank  (other than  a Tennessee
 Bank) pays a tax or any interest, penalties or additions with re-spect to such tax to the State of Tennessee (or any political sub-division thereof), which tax is computed (1) with respect to such Bank's earnings, income or similar items, (2) with respect to is-sued stock, outstanding stock, surplus, undivided profits, retained earnings of such Bank or any combination thereof and/or (3) with respect to the value of Property owned or used in the State of Tennessee (each, a "Tennessee Tax"):
                     -------------

                (i) The Company shall pay to the Bank the allocable share (determined in accordance with clause (ii) below) of an amount (the "Reimbursement Amount") equal to the amount of the
               ---------------------
 Tennessee Tax paid by such Bank which is attributable to (x) pay-ments made by the Company to such Bank under the Loan Documents (including payments required by this provision), (y) the Revolving Credit Loans and other extensions of credit made by such Bank under the Loan Documents and/or (z) the presence of any Collateral in Tennessee.

                (ii) The  calculation  of the  Reimbursement  Amount
 shall be made on an after-tax basis so that any reduction in the amount of such Bank's federal income tax or the tax paid by such Bank to any other state from what it would otherwise have paid but for the payment of the Tennessee Tax shall reduce the Reimbursement Amount on a dollar-for-dollar basis. The allocable share of the Reimbursement Amount shall be determined by multiplying the Reimbursement Amount by a fraction, the numerator of which is the average amount of the Commitment, Loans and other extensions of credit during the tax year in question of such Bank to the Company and the denominator of which is the average amount of the Commit-ment, Loans and other extensions of credit during the tax year in question of such Bank to all borrowers in Tennessee. In the event that such Bank receives a refund of any Tennessee Tax for which the Bank has received payment from the Company, the Bank will pay such refund to the Company to the extent of such payment.

                (iii) Any Bank which seeks a reimbursement hereunder shall deliver to the Company a statement setting forth the calculations of any Reimbursement Amount. Payment thereof shall be made by the Company within ten Business Days of such Bank's request therefor.

      14. Illegality.
          ----------

           Notwithstanding any other provisions herein, if any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Bank to make or maintain its Eurodollar Loans as contemplated by this Agreement, (i) the commitment of such Bank to make Euro-dollar Loans or convert Alternate Base Rate Loans to Eurodollar Loans, as the case may be, shall forthwith be suspended and (ii) such Bank's Loans then outstanding as Eurodollar Loans affected hereby, if any, shall be converted automatically to Alternate Base Rate Loans on the last day of the then current Interest Period applicable thereto or within such earlier period as required by law. If the commitment of any Bank with respect to Eurodollar Loans is suspended pursuant to this paragraph and such Bank shall notify the Administrative Agent and the Company that it is once again legal for such Bank to make or maintain Eurodollar Loans, such Bank's commitment to make or maintain Eurodollar Loans, shall be reinstated.

      15. Increased Costs.
          ---------------

           In the event that any law, regulation, treaty or direc-tive hereafter enacted, promulgated, approved or issued or any change hereafter enacted, promulgated, approved or issued in any presently existing law, regulation, treaty or directive or in the interpretation or application thereof by any Governmental Authority charged with the administration thereof or compliance by any Bank (or any corporation directly or indirectly owning or controlling such Bank) with any request or directive from any central bank or other Governmental Authority, agency or instrumentality hereafter enacted, promulgated, approved or issued:

           (a) does or shall subject any Bank to any Taxes of any kind whatsoever with respect to any Eurodollar Loans or its obli-gations under this Agreement to make Eurodollar Loans, or change the basis of taxation of payments to any Bank of principal, inter-est or any other amount payable hereunder in respect of its Euro-dollar Loans, including any Taxes required to be withheld from any amounts payable under the Loan Documents (except for imposition of, or change in the rate of, tax on the overall net income of such Bank, other than a tax imposed solely or primarily on United States branches or subsidiaries of foreign corporations); or

           (b) does or shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Bank in respect of its Eurodollar Loans which is not otherwise included in the determination of the Eurodollar Rate; and the result of any of the foregoing is to increase the cost to such Bank of making, renewing, converting or maintaining its Eurodollar Loans or its commitment to make such Loans, or to reduce any amount receivable in respect of its Eurodollar Loans, then, in any such case, the Company shall pay such Bank, within ten days after demand (which demand shall be accompanied by a statement of the type referred to in the last sentence of this paragraph), any additional amounts necessary to compensate such Bank for such additional cost or reduction in such amount receivable which such Bank deems to be material as de-termined by such Bank; provided, however, that nothing in this paragraph shall require the Company to indemnify the Banks (or any participant) with respect to withholding Taxes for which the Company has no obligation under paragraph 2.13. No failure by any Bank to demand compensation for any increased cost during any Interest Period shall constitute a waiver of such Bank's right to demand such compensation at any time, provided that such Bank shall use reasonable efforts to notify the Company of any such increased cost within 90 days after the officer of such Bank having primary responsibility for this Agreement has obtained knowledge of such increased cost. A statement setting forth the calculations of any additional amounts payable pursuant to the foregoing sentence submitted by a Bank to the Company shall be conclusive absent manifest error.

      16. Indemnification for Loss.
          ------------------------

           Notwithstanding anything contained herein to the con-trary, if the Company shall fail to borrow or convert on a Borrow-ing Date or Conversion Date after it shall have given notice to do so in which it shall have requested a Eurodollar Loan pursuant to paragraph 2.3 or 2.6, or if a Eurodollar Loan shall be terminated for any reason prior to the last day of the Interest Period ap-plicable thereto, or if, while a Eurodollar Loan is outstanding, any repayment or prepayment of such Eurodollar Loan is made for any reason (including, without limitation, as a result of acceleration or illegality) on a date which is prior to the last day of the Interest Period applicable thereto, the Company agrees to indemnify each Bank against, and to pay on demand directly to such Bank, any loss or expense suffered by such Bank as a result of such failure to borrow, termination or repayment, including without limitation, an amount, if greater than zero, equal to:

                                        D
                           A x (B-C) x ---
                                       360

 where:

 "A" equals  such Bank's  pro rata share  of the  Affected Principal
 Amount;

 "B" equals the Eurodollar Rate (expressed as a decimal), as the case may be, applicable to such Loan;

 "C" equals the applicable Eurodollar Rate (expressed as a decimal), as the case may be, in effect on or about the first day of the applicable Remaining Interest Period, based on the applicable rates offered or bid, as the case may be, on or about such date, for deposits in an amount equal approximately to such Bank's pro rata share of the Affected Principal Amount with an Interest Period equal approximately to the applicable Remaining Interest Period, as determined by such Bank;

 "D" equals the number of days from and including the first day of the applicable Remaining Interest Period to but excluding the last day of such Remaining Interest Period;

 and any other out-of-pocket loss or expense (including any internal processing charge customarily charged by such Bank) suffered by such Bank in liquidating deposits prior to maturity in amounts which correspond to such Bank's pro rata share of such proposed borrowing, conversion, terminated Eurodollar Loan or repayment. The obligations of the Company under paragraphs 2.12 through 2.16 shall survive the termination of the Commitments and the payment of the Revolving Credit Notes, the reimbursement obligations in respect of drawing under Letters of Credit and all other amounts payable hereunder.

      17. Option to Fund.
          --------------

           Each Bank has indicated that, if the Company elects to borrow or convert to a Eurodollar Loan, such Bank may wish to pur-chase one or more deposits in order to fund or maintain its funding of such Eurodollar Loans during the Interest Period in question; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid under such Eurodollar Loan and any amounts owing under paragraphs 2.12 through 2.16. Subject to paragraph 11.6, each Bank shall be entitled to fund and maintain its funding of all or any part of each Eurodollar Loan made by it in any manner it sees fit, but all determinations under paragraphs
 2.12 through 2.16 shall be made as if such Bank had actually funded and maintained such Eurodollar Loan during the applicable Interest Period through the purchase of deposits in an amount equal to such Eurodollar Loan and having a maturity corresponding to such Inter-est Period.

      18. Use of Proceeds.
          ---------------

           (a)  Revolving Credit Loans. The proceeds of the  Revolv-
                ----------------------
 ing Credit Loans may be used for general corporate purposes of the Company, including, without limitation, for working capital, to reimburse the Issuing Bank in respect of drawings under Letters of Credit (and the Banks in respect of payments made to the Issuing

 Bank in respect thereof) and to pay the expenses of the transac-tions contemplated hereby.

           (b) Letters of Credit. Letters of Credit shall be used to
               -----------------
 support the Company's workers' compensation, general liability and other obligations incurred in the ordinary course of business which do not involve the borrowing of money or Contingent Obligations with respect thereto.

           (c)  In General. All Loans and  the use to which the pro-
                ----------
 ceeds thereof are put shall conform with the provisions of para-graph 4.12.

      19. Capital Adequacy.
          ----------------

           If (i) the introduction after the Original Effective Date, or any change or phasing in after the date hereof of, any law or regulation or in the interpretation thereof by any United States or foreign Governmental Authority charged with the administration thereof or (ii) compliance with any directive, guideline or request from any central bank or United States or foreign Governmental Authority (whether or not having the force of law) promulgated or made after the date hereof affects or would affect the amount of capital required or expected to be maintained by a Bank (or any lending office of such Bank) or any corporation directly or indi-rectly owning or controlling such Bank, and such Bank shall have determined that such introduction, change or compliance has or would have the effect of reducing the rate of return on such Bank's or such corporation's capital or the asset value to such Bank or such corporation of any Revolving Credit Loan made by, or Letter of Credit issued or participated in by, such Bank as a consequence, directly or indirectly, of its obligations to make and maintain the funding of Loans and issue and participate in Letters of Credit to a level below that which such Bank could have achieved but for such introduction, change or compliance (after taking into account such Bank's or such corporation's policies regarding capital adequacy) by an amount deemed by such Bank to be material to such Bank or corporation, then, within ten days after demand by such Bank (ac-companied by a statement of the type referred to in the last sen-tence of this paragraph), the Company shall pay to such Bank such additional amount or amounts as shall be sufficient to compensate such Bank for any such reduction. A certificate as to such amounts submitted to the Company and the Administrative Agent setting forth the determination of such amounts that will compensate such Bank for such reduction shall be presumed correct absent manifest error.

      20. Extension of Revolving Credit Termination Date.
          ----------------------------------------------

           Provided that no Default or Event of Default exists dur-ing the periods set forth below, the Company may request that the Revolving Credit Termination Date be extended for additional peri-ods of one year each by giving written notice of such request (each, an "Extension Request") to the Agent not more than 60 days
            -----------------
 but not less than 30 days prior to an anniversary of the Restate-ment Effective Date and, upon the receipt of such notice, the Agent shall promptly notify each Lender of such request. If all of the Lenders consent to an Extension Request during the period beginning on the date of the receipt by the Agent of the Extension Request and ending 30 days thereafter by giving written notice thereof to the Company and the Agent, then, the then current Revolving Credit Termination Date shall be extended by one year from and including the then current Revolving Credit Termination Date, provided, however, that if the last day of such extension falls on a Saturday, Sunday or public holiday under the laws of the State of New York, such Revolving Credit Termination Date shall be the Business Day preceding such Saturday, Sunday or holiday. Each Lender will use its best efforts to respond during such period to any request for an extension of the Revolving Credit Termination Date, provided that no Lender's failure to so respond shall create any claim against it or have the effect of extending the Revolving Credit Termination Date or such Lender's Revolving Credit Commit-ment beyond the Revolving Credit Termination Date.

      21. Transaction Record.
          ------------------

           The Administrative Agent shall establish a transaction record (the "Transaction Record") with respect to this Agreement.
              -------------------
 The Transaction Record shall set forth each Bank's Alternate Base Rate Loans, each Bank's Eurodollar Loans, the amount of each Bank's participation in each Letter of Credit, each payment by the Company of principal and interest on the Revolving Credit Loans, repayment of amounts drawn under the Letters of Credit and certain additional information. The Transaction Record shall be presumptively correct absent manifest error as to the amount of each Bank's Loans here-under, as to the Letter of Credit Exposure and as to the amount of principal and interest paid by the Company in respect of such Loans and as to the other information relating to the Revolving Credit Loans, the Letters of Credit and amounts paid and payable by the Company hereunder and under the Revolving Credit Notes set forth in the Transaction Record.


 3.   FEES; PAYMENTS
      --------------

      1.   Revolving Credit Commitment Fee.
           -------------------------------

           The Company agrees to pay to the Administrative Agent, for the pro rata account of the Banks in accordance with each Bank's Revolving Credit Commitment, a fee (the "Revolving Credit
                                                    ----------------
 Commitment Fee"),  for the period  from and including  the Original
 --------------
 Effective Date to and including the expiration or other termination of the Revolving Credit Commitments, equal to 1/2 of 1% per annum on the average daily Available Revolving Credit Commitments. The Revolving Credit Commitment Fee shall be payable quarterly in ar-rears on the last day of each March, June, September and December of each year, and on the date that the Aggregate Revolving Credit Commitments shall expire or otherwise terminate. The Revolving Credit Commitment Fee shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

      2.   Letter of Credit Commissions.
           ----------------------------

           The Company agrees to pay the Administrative Agent, for the pro rata account of the Banks in accordance with each Bank's Revolving Credit Commitment, commissions (the "Letter of Credit
                                                   -----------------
 Commissions") with respect to each  Letter of Credit for the period
 -----------
 from and including the date of issuance thereof to and including the expiration date thereof, at a rate per annum equal to the Ap-plicable Margin in respect of Eurodollar Loans from time to time in effect on the average daily amount available to be drawn under such Letter of Credit. The Letter of Credit Commissions shall be (i) calculated on the basis of a 360 day year for the actual number of days elapsed, (ii) payable quarterly in arrears on the last day of each March, June, September and December of each year and on the date that the Aggregate Revolving Credit Commitments shall expire and (iii) nonrefundable. In addition to the foregoing Letter of Credit Commissions, the Company agrees to pay to the Issuing Bank, for its own account, the fees set forth in the Fee Letter and its standard fees and charges customarily charged to customers similar to the Company with respect to any Letter of Credit.

      3.   Amendment Fee.
           -------------

           The Company agrees to pay to the Administrative Agent, for the account of the Banks in accordance with each Bank's Re-volving Credit Commitment, a fee (the "Amendment Fee"), in an
                                            --------------
 amount equal to 0.15% of the Aggregate Revolving Credit Commit-ments. The Amendment Fee shall be payable on the Restatement Ef-fective Date.

      4.   Other Fees.
           ----------

           The Company agrees to pay to the Agents such other fees, in such amounts and at such times as set forth in the Fee Letter.

      5.   Pro Rata Treatment and Application of Principal Payments.
           --------------------------------------------------------

           With respect to the Revolving Credit Loans, each borrow-ing by the Company from the Banks, any conversion of Revolving Credit Loans from one interest rate basis to another, and any re-duction of the Aggregate Revolving Credit Commitments, shall be made pro rata according to the Revolving Credit Commitments of each Bank. All payments (including prepayments) made by the Company (or deemed to be made pursuant to paragraph 11.9) to the Administrative Agent on account of principal of or interest on the Revolving Credit Loans or the Letters of Credit shall be made pro rata according to the outstanding principal balance of each Bank's Revolving Credit Loans, except that any payments of reimbursement obligations made by the Company or a Bank in respect of a Letter of Credit for which the Issuing Bank has not theretofore been re-
 imbursed shall be for the account of the Issuing Bank. All pay-ments made by the Company to the Administrative Agent on account of Revolving Credit Commitment Fees and the Letter of Credit Com-missions shall be made pro rata according to each Bank's Revolving Credit Commitment. All other payments made by the Company in re-spect of fees, including, without limitation, the fees described in the last sentence of paragraph 3.2, shall, except as otherwise provided above, be payable to the Agents and the Issuing Bank in accordance with the Fee Letter. All payments by the Company shall be made without set-off or counterclaim and shall be made prior to 1:00 P.M. (New York City time) on the date such payment is due, to the Administrative Agent for the account of the Banks at the Ad-ministrative Agent's office specified in paragraph 11.2, in each case in lawful money of the United States of America and in im-mediately available funds, and, as between the Company and the Banks, any payment by the Company to the Administrative Agent for the account of the Banks shall be deemed to be payment by the Com-pany to the Banks. The failure of the Company to make any such payment by 1:00 P.M. (New York City time) on such due date shall not constitute a Default or Event of Default, provided that such payment is made on such due date, but any such payment received by the Administrative Agent on any Business Day after 1:00 P.M. (New York City time) shall be deemed to have been received on the im-mediately succeeding Business Day for the purpose of calculating any interest payable in respect thereof. The Administrative Agent agrees promptly to notify the Company if it shall not receive any such payment by 1:00 P.M. (New York City time) on the due date hereof, provided that the failure of the Administrative Agent to give such prompt notice shall in no way affect the Company's obli-gation to make any payment hereunder on the date such payment is due. The Administrative Agent shall distribute such payments to the Banks promptly upon receipt in like funds as received. If any payment hereunder or on any Revolving Credit Note or in respect of any Letter of Credit becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (unless, in the case of Eurodollar Loans, the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate or rates during such extension.

 4.   REPRESENTATIONS AND WARRANTIES
      ------------------------------

      In order to induce the Agents and the Banks to enter into this Agreement and to make the Revolving Credit Loans, and the Issuing Bank to issue Letters of Credit and the other Banks to participate therein, the Company hereby makes the following representations and warranties to the Agents and to each Bank:

      1.   Subsidiaries.
           ------------

           The Company has only the Subsidiaries and Material Sub-sidiaries set forth on Schedule 4.1 (as such Schedule shall be supplemented from time to time by the Company). The shares of each such corporate Subsidiary (including any Material Subsidiary) owned by the Company are duly authorized, validly issued, fully paid and nonassessable and are owned free and clear of any Liens, except Permitted Liens.

      2.   Corporate Existence and Power.
           -----------------------------

           The Company and each Material Subsidiary is duly orga-nized, validly existing and, except as set forth on Schedule 4.2, in good standing under the laws of the jurisdiction of its in-corporation or formation, has all requisite corporate power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure to be so authorized could reasonably be expected to have a Material Adverse Effect on the Company.

      3.   Corporate Authority.
           -------------------

           The Company has full corporate power and authority to enter into, execute, deliver and carry out the terms of the Loan Documents to which it is a party and the transactions contemplated hereby, to make the borrowings contemplated hereby, to execute, deliver and carry out the terms of the Revolving Credit Notes and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corpo-rate action and do not conflict with its certificate of incorpora-tion or by-laws.

      4.   Governmental Authority Approvals.
           --------------------------------

           No consent, authorization or approval of, filing with, notice to, or exemption by, the stockholders of the Company, any Governmental Authority or any other Person (except for those which have been obtained, made or given on or before the Restatement Effective Date) is required to authorize, or is required in con-nection with the execution, delivery and performance of the Loan Documents or is required as a condition to the validity or en-forceability of the Loan Documents. No provision of any applicable statute, law (including, without limitation, any applicable usury or similar law), rule or regulation of any Governmental Authority prevents the execution, delivery or performance of, or adversely affects the validity of, the Loan Documents.

      5.   Binding Agreement.
           -----------------

           The Loan Documents to which the Company is a party (other than the Revolving Credit Notes) constitute, and the Revolving Credit Notes, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Company enforceable against the Company in ac-cordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) equitable principles.

      6.   Litigation.
           ----------

           Except as set forth in the Form 10-K filed by the Company with the SEC with respect to its fiscal year ending December 27, 1992, and the Form 10-K filed by Enterprises with the SEC with respect to its fiscal year ended December 31, 1992, there are no actions, suits, arbitration proceedings or claims (whether or not purportedly on behalf of the Company, any Material Subsidiary or Enterprises) pending or, to the knowledge of the Company, threat-ened against the Company, any Material Subsidiary or Enterprises, or maintained by the Company, any Material Subsidiary or Enter-prises, at law or in equity, before any Governmental Authority which could reasonably be expected to have a Material Adverse Ef-fect on the Company. Except as set forth in the Forms 10-K re-ferred to above, there are no proceedings pending or, to the knowledge of the Company, threatened against the Company, any Ma-terial Subsidiary or Enterprises, which (i) call into question the validity or enforceability of any of the Loan Documents, (ii) have been brought or are threatened to be brought by the Franchisor and which seek (or are expected to seek) to rescind, terminate, revoke, cancel, withdraw, suspend or modify or withhold any Franchise Agreement between the Company or a Material Subsidiary and the Franchisor, or any right of the Company or any Material Subsidiary thereunder or (iii) have been brought or are threatened to be brought by any Person (other than the Franchisor) with respect to any Franchise Agreement between the Company or a Material Sub-sidiary and the Franchisor or any right of the Company or any Ma-terial Subsidiary thereunder which could reasonably be expected to have a Material Adverse Effect on the Company.

      7.   No Conflicting Agreements.
           -------------------------

           Neither the Company nor any Material Subsidiary is in default under any mortgage, indenture, contract, lease, Ground Lease, agreement, judgment, decree or order to which it is a party or by which it or any of its Property is bound, including, without limitation, any Franchise Agreement, which defaults, taken as a whole, could reasonably be expected to have a Material Adverse Effect on the Company. The execution, delivery or performance of the terms of the Loan Documents will not constitute a default un-der, conflict with, require consent under, or result in the cre-ation and/or imposition of, or obligation to create, any Lien upon the Property of the Company or any Material Subsidiary pursuant to the terms of any such mortgage, indenture, contract, lease, Ground Lease, agreement, judgment, decree or order, which defaults, con-flicts and consents, if not obtained, taken as a whole, could rea-sonably be expected to have a Material Adverse Effect on the Com-pany.

      8.   Taxes.
           -----

           The Company and each Material Subsidiary has filed or caused to be filed all tax returns required to be filed and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against it (other than those being contested in good faith pursuant to paragraph 7.4) which would be material to the Company or to the Company and its Material Subsidiaries taken as a whole, and no tax Liens (other than any such constituting Permitted Liens) have been filed. The charges, accruals and reserves on the books of the Company and each Material Subsidiary with respect to all federal, state, local and other taxes are, to the best knowledge of the Company, adequate for the payment of all such taxes, and the Company knows of no unpaid assessment which is due and payable against it or any Material Subsidiary or any claims being asserted which could reasonably be expected to have a Material Adverse

 Effect on the Company, except such thereof as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP.

      9.   Compliance with Applicable Laws.
           -------------------------------

           Neither the Company nor any Material Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority which default could reasonably be expected to have a Material Adverse Effect on the Company. The Company and each Material Subsidiary is complying in all material respects with all statutes and regulations applicable to Company or such Material Subsidiary, including ERISA, of all Governmental Authorities, a violation of which could reason-ably be expected to have a Material Adverse Effect on the Company.

      10. Governmental Regulations.
          ------------------------

           Neither the Company nor any Material Subsidiary is sub-ject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, and neither the Company nor any Material Subsidiary is subject to any statute or regulation which prohibits or restricts the incur-rence of Indebtedness under this Agreement or the Revolving Credit Notes, including, without limitation, statutes or regulations relative to common or contract carriers or to the sale of elec-tricity, gas, steam, water, telephone, telegraph or other public utility services.

      11. Property.
          --------

           Each of the Company and each of its Material Subsidiaries has good and marketable title to, or a valid license or leasehold interest in, all Property which is material to the Company or the Company and its Material Subsidiaries taken as a whole, subject to no Liens, except Permitted Liens, and in respect of such leaseholds the Company or such Material Subsidiary is in quiet and undisturbed possession, and, to the best of the Company's knowledge, no Property material (i) to the Company or (ii) the Company and its Material Subsidiaries taken as a whole is being condemned, expropriated or otherwise taken by any Governmental Authority, with or without compensation therefor, and, to the best of the Company's knowledge, no such condemnation, expropriation or taking has been proposed. As of the date of this Agreement, the Company owns only the real Property described on Part A of Schedule 4.11 and has a valid leasehold interest in only the real Property covered by the Leases as set forth on Part B of Schedule 4.11.

      12. Federal Reserve Regulations; Use of Loan Proceeds.
          -------------------------------------------------

           Neither the Company nor any Material Subsidiary is en-gaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or car-rying any Margin Stock. No part of the proceeds of the Revolving Credit Loans or any Letter of Credit will be used, directly or indirectly, for a purpose which violates any law, rule or reg-ulation of any Governmental Authority, including, without limi-tation, the provisions of Regulations G, U or X of the Board of Governors of the Federal Reserve System, as amended. Margin Stock constitutes less than 25% of the assets (as determined by any rea-sonable method) of the Company and/or any of its Material Subsid-iaries.

      13. Franchise Agreements.
          --------------------

           The Franchise Agreements listed on Schedule 4.13 (as such Schedule shall be supplemented from time to time by the Company) are all of the Franchise Agreements to which the Company or any Subsidiary is a party, each such Franchise Agreement is in full force and effect and neither the Company nor any Subsidiary has breached or is or may be in default, whether after notice, the lapse of time or both, of any condition or obligation of any such Franchise Agreements other than in respect of immaterial breaches or defaults which the Company is using its best efforts to remedy as soon as practicable after the occurrence thereof.

      14. No Misrepresentation.
          --------------------

           No representation or warranty contained herein and no certificate or report furnished or to be furnished by the Company in connection with the transactions contemplated hereby, contains or will contain a misstatement of material fact, or, to the best knowledge of the Company, omits or will omit to state a material fact required to be stated in order to make the statements herein or therein contained not misleading in the light of the circum-stances under which made.

      15. Plans; Multiemployer Plans.
          --------------------------

           The Company and each Material Subsidiary have only the Plans listed on Schedule 4.15 (as such Schedule may be supplemented from time to time to reflect the adoption of Plans permitted to be adopted pursuant to paragraph 8.10). Each Single Employer Plan and, to the best knowledge of the Company, each Multiemployer Plan is in compliance in all material respects with the applicable provisions of ERISA and the Code, and the Company and each Material

 Subsidiary have complied in all material respects with ERISA and the Code with respect to each such Plan. The Company and each Material Subsidiary have met all material requirements imposed by ERISA and the Code with respect to the funding of all Plans, and, to the best of the knowledge of the Company, Multiemployer Plans. Since the effective date of ERISA, there have not been, nor are there now existing, any events or conditions which would permit any Single Employer Plan or, to the best knowledge of the Company, Multiemployer Plan to be terminated under circumstances which would cause the Lien provided under Section 4068 of ERISA to attach to the Property of the Company or any Material Subsidiary. No Reportable Event which could reasonably be expected to constitute grounds for the termination of any Single Employer Plan or, to the best knowledge of the Company, Multiemployer Plan under Title IV of ERISA has occurred.

      16. Burdensome Obligations.
          ----------------------

           Neither the Company nor any Material Subsidiary is a party to or bound by any franchise, agreement, deed, lease or other instrument (other than the Franchise Agreements and the Leases), or subject to any corporate restriction which has or may have, in the context of the Company's or such Material Subsidiary's business, a Material Adverse Effect on the Company or materially and adversely affect or impair the revenue of the Company or any Material Subsidiary or the ability of the Company to perform its obligations under the Loan Documents.

      17. Financial Statements.
          --------------------

           The Company has heretofore delivered to the Agents and the Banks copies of its Form 10-K for the fiscal year of the Com-pany ending December 27, 1992, containing the audited Consolidated Balance Sheet of the Company and its Subsidiaries as of December 27, 1992 and December 29, 1991, and the related Consolidated State-ments of Operations, Cash Flows and Shareholder's Equity for the periods then ended and its Form 10-Q for the sixteen week period ended April 18, 1993, containing the unaudited Consolidated Balance Sheet of the Company and its Subsidiaries for such sixteen week period, together with the related Statements of Earnings and Cash Flows for the sixteen week period then ended, (with the related notes and schedules, the "Financial Statements"). The Financial
                             --------------------
 Statements fairly present the Consolidated financial condition and results of the operations of the Company and its Subsidiaries as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP. Except as reflected in the Financial Statements or in the footnotes thereto, neither the Company nor any of its Subsidiaries has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which, in accordance with GAAP, should have been shown in the Financial Statements and was not. Since December 27, 1992 and except for the issuance of the Restaurants Guaranty in respect of the Senior Subordinated Debentures, the Company and each Subsidiary has conducted its business only in the ordinary course and there has been no Material Adverse Change.

      18. Concerning the Leases.
          ---------------------

           The Leases are valid and subsisting leases of the real Property described therein and purported to be demised thereunder for the terms therein set forth and are in full force and effect in accordance with the terms, conditions and provisions thereof, and, except as indicated on Schedule 4.11, have not been modified or amended in any way whatsoever. There are no existing defaults or events, which with the passing of time or the provisions of notice, or both, would constitute a default or an event of default on the part of the Company under any Lease which could reasonably be expected to result in the termination of such Lease. The Company and, as set forth on Schedule 4.11, the Material Subsidiaries are the owners and holders of the Leases and of the leasehold estates created thereby.

      19. Environmental Matters.
          ---------------------

           Neither the Company nor any Material Subsidiary (i) has received notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect on the Company arising in connection with: (a) any non-compliance with or violation of the requirements of any applicable Hazardous Material Law or other federal, state and local environmental health and safety statutes and regulations or (b) the release or threatened release of any Hazardous Material into the environment, (ii) to the best knowledge of the Company, has any threatened or actual liability in connection with the release or threatened release of any Hazardous Material into the environment which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect on the Company, (iii) has received notice of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any Hazardous Material into the environment for which the Company or any Material Subsidiary is or may be li-able which liability, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company, or (iv) has received notice that the Company or any Mate-rial Subsidiary is or may be liable to any Person under any Haz-ardous Material Law. The Company and each Material Subsidiary is in compliance in all material respects with the financial respon-sibility requirements of federal and state environmental laws to the extent applicable thereto, including, without limitation, all Hazardous Material Laws and those contained in 40 C.F.R., parts 264 and 265, subpart H, and any analogous state law.

      20. Security Interests.
          ------------------

           (a) With respect to Ground Leases in which the Col-lateral Agent was granted a security interest prior to the Re-statement Effective Date, the security interests granted under the Mortgages with respect thereto constitute valid, binding and con-tinuing duly perfected first priority Liens in and to such Ground Leases, except for Permitted Liens.

           (b) With respect to the Pledged Collateral, assuming the continuing possession by the Collateral Agent of such Collateral, the security interests granted under the Enterprises Guaranty constitute valid, binding and continuing duly perfected first priority Liens in and to the Pledged Collateral, except for Permitted Liens.

           (c) With respect to Ground Leases (other than those described in clause (a) above) in which security interests are granted in accordance with the provisions of paragraph 7.16, sub-ject to the recording of the Mortgages with respect thereto and the filing, if applicable, of UCC-1 Financing Statements in the appropriate governmental offices, such security interests will constitute valid, binding and continuing duly perfected first pri-ority Liens therein, except for Permitted Liens.

           (d) With respect to Building Leases in which security interests are granted in accordance with the provisions of para-graph 7.16, subject to the recording of Mortgages with respect thereto and the filing, if applicable, of UCC-1 Financing State-ments, in the appropriate governmental offices, such security in-terests will constitute valid, binding and continuing duly per-fected first priority Liens therein, except for Permitted Liens.

           (e) With respect to real Property owned by the Company, in which security interests are granted in accordance with the provisions of paragraph 7.16, subject to the recording of Mortgages with respect thereto and the filing, if applicable, of UCC-1 Financing Statements, in the appropriate governmental offices, such security interests will constitute valid, binding and continuing duly perfected first priority Liens therein, except for Permitted Liens.

      21. Status as Senior Indebtedness.
          -----------------------------

      The Indebtedness of the Company under the Loan Documents con-stitutes (i) "Senior Indebtedness of the Guarantor" as defined in the Enterprises Subordinated Indenture, (ii) Senior Indebtedness as defined in the 14 1/4% Indenture for such period of time as any Restaurants Notes are outstanding or the 14 1/4% Indenture is in ef-fect and has not been discharged and (iii) Senior Debt as defined
 in the Debenture  Purchase Agreement.   The Indebtedness of  Enter-
 prises under the Enterprises Guaranty constitutes (i) "Senior In-debtedness of the Company" as defined in the Enterprises Subordi-nated Indenture and (ii) "Senior Debt" as defined in the Debenture Purchase Agreement.


 5.   CONDITIONS TO EFFECTIVENESS AND TO REVOLVING CREDIT LOANS MADE
      --------------------------------------------------------------
 OR LETTERS OF CREDIT ISSUED ON THE RESTATEMENT EFFECTIVE DATE
 -------------------------------------------------------------

           In addition to the conditions precedent set forth in paragraph 6, the effectiveness of this Agreement, the obligation of each Bank to make any Revolving Credit Loan or the Issuing Bank to issue a Letter of Credit on the Restatement Effective Date and the Banks to participate therein shall be subject to the fulfillment of the following conditions precedent:

      1.   Evidence of Corporate Action.
           ----------------------------

           (a)  The Company. The  Agents shall have received  a cer-
                -----------
 tificate, dated the Restatement Effective Date, of the Secretary or Assistant Secretary of the Company (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Agents and to Special Counsel) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) certifying that there have been no amendments to its certificate of incorporation and by-laws since July 29, 1992 or, if so, setting forth the same,
 (iii) setting forth the incumbency of its officer or officers who may sign the Loan Documents to which it is a party, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the State of Tennessee and of each other state in which it is qualified to do business, together with such other documents as the Agents or Special Counsel shall reasonably require.

           (b)  Enterprises. The  Agents shall have received  a cer-
                -----------
 tificate, dated the Restatement Effective Date, of the Secretary or Assistant Secretary of Enterprises (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Agents and to Special Counsel) taken by it to authorize the the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) certifying that there have been no amendments to its certificate of incorpo-ration and by-laws since July 29, 1992 or, if so, setting forth the same, (iii) setting forth the incumbency of its officer or officers who may sign the the Loan Documents to which it is a party, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the State of New Jersey and of each other jurisdiction in which it is qualified to do business, together with such other documents as the Agents or Special Counsel shall reasonably require.

      2.   Revolving Credit Notes.
           ----------------------

           The Agents shall have received the Revolving Credit Notes duly executed by an Authorized Signatory of the Company.

      3.   Enterprises Guaranty.
           --------------------

           The Agents shall have received the Enterprises Guaranty, duly executed by an Authorized Signatory of Enterprises.

      4.   Approvals.
           ---------

           The Agents shall have a certificate of an Authorized Signatory of each of the Company and Enterprises to the effect that all approvals and consents of all Persons required to be obtained in connection with the consummation of the transactions contemplated by the Loan Documents have been given and all required waiting periods have expired.

      5.   Litigation.
           ----------

           There shall be no injunction, writ, preliminary re-straining order or other order of any nature issued by any Govern-mental Authority in any respect affecting the transactions contem-plated by the Loan Documents, and no action or proceeding by or before any Governmental Authority shall have been commenced and be pending or, to the knowledge of the Company, threatened, seeking to prevent or delay the transactions contemplated by the Loan Documents, or challenging any other terms or provisions thereof or seeking any damages in connection therewith which, in the reason-able judgment of the Banks, is reasonably likely to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises, and the Agents shall have received a certificate of an Authorized Signatory of each of the Company and Enterprises to the foregoing effects.

      6.   Compliance.
           ----------

           Each of the Company and Enterprises is in compliance with all of the terms, covenants and conditions of the Loan Documents to which it is a party, there exists no Default or Event of Default, since December 27, 1992, there shall have occurred no Material Adverse Change with respect to the Company or Enterprises, and the Agents shall have received certificates of an Authorized Signatory of each of the Company and Enterprises to such effect.

      7.   Opinions of Counsel to the Company and Enterprises.
           --------------------------------------------------

           The Agents shall have received opinions of (i) Skadden, Arps, Slate, Meagher & Flom, special counsel to the Company and Enterprises, substantially in the form of Exhibit G, (ii) Shanley & Fisher, P.C., special New Jersey counsel to Enterprises, sub-stantially in the form of Exhibit G-1 and (iii) Glankler, Brown, Gilliland, Chase, Robinson & Raines, special Tennessee counsel to the Company, substantially in the form of Exhibit G-2, in each case addressed to the Agents and the Banks and dated the Restatement Effective Date.

      8.   Opinion of Special Counsel to the Agents.
           ----------------------------------------

           The Agents shall have received an opinion of Special Counsel substantially in the form of Exhibit H, addressed to the Agents and the Banks and dated the Restatement Effective Date.

      9. Amendment Fee.
         -------------

           The Amendment Fee shall have been paid.

      10.  Fees and Expenses of Special Counsel.
           ------------------------------------

           The reasonable fees and expenses of Special Counsel shall have been paid.

      11. Other Documents.
          ---------------

           The Agents shall have received such other documents and assurances as the Agents shall reasonably require.

 6.   CONDITIONS OF LENDING - ALL LOANS AND LETTERS OF CREDIT.
      -------------------------------------------------------

      The obligation of each Bank to make any Revolving Credit Loan or the Issuing Bank to issue any Letter of Credit on a Borrowing Date and the Banks to participate therein shall be subject to the satisfaction of the following conditions precedent as of the date of such Revolving Credit Loan or the date of the issuance of such Letter of Credit, as the case may be:

      1.   Compliance.
           ----------

           On each Borrowing Date and after giving effect to the Revolving Credit Loans to be made or the Letter of Credit to be issued thereon, (a) there shall exist no Default or Event of De-fault, (b) the representations and warranties of the Company and Enterprises contained in the Loan Documents and in any certificate, report, or other information furnished in connection with the transactions contemplated hereby (other than the Environmental Questionnaires, the Leases, and the Franchise Agreements), shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on such Borrowing Date, and (c) after giving effect to the transactions contemplated by the Loan Documents, there shall have occurred no Material Adverse Change with respect to the Company since December 27, 1992. Each borrowing by the Company and each request by the Company for the issuance of a Letter of Credit shall constitute a certification by the Company as of the date of such borrowing that each of the foregoing matters is true and correct in all respects.

      2. Loan Closings.
         -------------

           All documents required by the provisions of this Agree-ment to be executed or delivered to the Agents on or before the applicable Borrowing Date shall have been executed and shall have been delivered at the office of the Administrative Agent set forth in paragraph 11.2 on or before such Borrowing Date.

      3. Borrowing Request.
         -----------------

           With respect to the borrowing of each Loan, the Adminis-trative Agent shall have received a Borrowing Request duly executed by an Authorized Signatory of the Company.

      4. Letter of Credit Request.
         ------------------------

           With respect to the issuance of each Letter of Credit, the Issuing Bank shall have received a Letter of Credit Request duly executed by an Authorized Signatory of the Company.

      5. Required Acts and Conditions.
         ----------------------------

           All acts, conditions and things (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done, performed and to have happened prior to such Borrowing Date and which are necessary for the continued effectiveness of the Loan Documents, shall have been done and per-formed and shall have happened in due compliance with all ap-plicable laws.

      6. Other Documents.
         ---------------

           The Agents shall have received such other documents, certificates of the Company, any Governmental Authority or any other Person and opinions as the Agents, on behalf of any Bank, shall reasonably request, including, without limitation, favorable supplementary opinions of counsel to the Company or Enterprises, addressed to the Agents and the Banks, covering such matters inci-dent to the transactions contemplated herein.


 7.   AFFIRMATIVE COVENANTS
      ---------------------

      The Company hereby agrees that, so long as this Agreement is in effect, any Revolving Credit Loan or reimbursement obligation (contingent or otherwise) in respect of any Letter of Credit re-mains outstanding and unpaid, or any other amount is owing under any Loan Document, the Company shall:

      1.   Financial Statements.
           --------------------

           Maintain, and cause each Material Subsidiary to maintain, a standard system of accounting in accordance with GAAP, and furnish or cause to be furnished to the Agents and each Bank:

           (a) As soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of
 (i) the Consolidated Balance Sheet of the Company and its Subsid-iaries as at the end of such fiscal year and (ii) the Consolidated Statements of Operations, Shareholders' Equity and Cash Flows of the Company and its Subsidiaries as of and through the end of such fiscal year, setting forth in each case in comparative form the figures for the preceding fiscal year. Such Consolidated Balance Sheets and Statements of Operations, Shareholders' Equity and Cash Flows shall be certified by the Accountants, which certification shall (1) state that the examination by such Accountants in connec-tion with such Consolidated financial statements has been made in accordance with generally accepted auditing standards and, ac-cordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the cir-cumstances and (2) include the opinion of such Accountants that such Consolidated financial statements have been prepared in ac-cordance with GAAP in all material respects in a manner consistent with prior fiscal periods, except as otherwise specified in such opinion. In addition, during any fiscal year of the Company in which a Material Subsidiary exists, the Company shall deliver Con-solidating Balance Sheets of the Company and each Material Subsid-iary as at the end of such fiscal year and the Consolidating State-ments of Operations, Shareholders' Equity and Cash Flows of the Company and each Material Subsidiary as of and through the end of such fiscal year, setting forth in each case in comparative form the figures for the preceding fiscal year. Notwithstanding any of the foregoing, the Company may satisfy its obligation to furnish Consolidated Balance Sheets and Consolidated Statements of Operations, Shareholders' Equity and Cash Flows by furnishing cop-ies of the Company's annual report on Form 10-K in respect of such fiscal year together with the financial statements required to be attached thereto, provided the Company is required to file such an-nual report on Form 10-K with the SEC and such filing is actually made.

           (b) As soon as available, but in no event later than 45 days after the end of each of the first three quarterly accounting periods in each fiscal year of the Company a copy of (i) the Con-solidated Balance Sheet of the Company and its Subsidiaries as at the end of each such quarterly period and (ii) the Consolidated Statements of Operations, Shareholders' Equity and Cash Flows for such period and for the elapsed portion of the fiscal year through such date, setting forth in each case in comparative form the fig-ures for the corresponding periods of the preceding fiscal year, subject to year end audit adjustments, certified by a senior fi-nancial officer or senior accounting officer of the Company (or such other officer acceptable to the Agents) as being complete and correct in all material respects and as presenting fairly the fi-nancial condition and results of operations and cash flows of the Company and its Subsidiaries on a Consolidated basis. In addition, during any fiscal year of the Company in which a Material Subsidiary exists, the Company shall deliver Consolidating Balance Sheets of the Company and each Material Subsidiary as at the end of such quarter and the Consolidating Statements of Operations, Shareholders' Equity and Cash Flows of the Company and each Mate-rial Subsidiary for such period and for the elapsed portion of the fiscal year through such date, setting forth in each case in com-parative form the figures for the corresponding periods of the preceding fiscal year, subject to year end audit adjustments. Notwithstanding any of the foregoing, the Company may satisfy its obligation to furnish quarterly Consolidated Balance Sheets and Consolidated Statements of Operations and Cash Flows by furnishing copies of the Company's quarterly report on Form 10-Q in respect of such fiscal quarter together with the financial statements required to be attached thereto, provided the Company is required to file such quarterly report on Form 10-Q with the SEC and such filing is actually made.

           (c) Within 45 days after the end of the first three fis-cal quarters of the Company, (90 days after the end of the fourth fiscal quarter), a Compliance Certificate, each certified by the Chief Financial Officer of the Company (or such other officer as shall be acceptable to the Agents).

      2.   Certificates; Other Information.
           -------------------------------

           Furnish to the Agents and each Bank:

           (a) Prompt written notice if: (i) any Indebtedness of the Company or any Material Subsidiary in an aggregate Consolidated amount in excess of $500,000 is declared or shall become due and payable prior to its stated maturity, or is called and not paid when due, (ii) a default shall have occurred under any note or other evidence of Indebtedness of the Company or any Material Subsidiary (other than the Revolving Credit Notes) in an aggregate Consolidated amount in excess of $500,000, or the holder of any such note or other evidence of Indebtedness or any obligee with respect to such Indebtedness has the right to declare any such Indebtedness due and payable prior to its stated maturity as a result of such default, or (iii) there shall occur and be con-tinuing a Default or an Event of Default;

           (b) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other order naming the Company or any Material Subsidiary a party to any proceeding before any Governmental Authority which could reasonably be expected to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises or which calls into question the validity or enforceability of any of the Loan Documents or the Registration Statement, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination (other than in accordance with its terms) of any license, permit, franchise or other authorization issued to the Company or any Material Subsidiary by any Governmen-tal Authority, which lapse or termination could reasonably be expected to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises, (iii) any refusal by any Governmental Authority to renew or extend any such license, permit, franchise or other authorization, which refusal could reasonably be expected to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises, (iv) any lapse or other termination (other than in accordance with its terms) of any Franchise Agreement to which the Company or any Material Subsidiary is a party and (v) any dispute between the Company or any Material Subsidiary and any Governmental Authority, which dispute could reasonably be expected to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises;

           (c) Promptly upon becoming available, copies of all financial statements, reports, proxy statements, registration statements and prospectuses which the Company or any Material Sub-sidiary may from time to time be required to file with or deliver to the SEC or any national securities exchange;

           (d) Prompt written notice in the event that (i) the Company or any Material Subsidiary shall receive notice from the Internal Revenue Service or the Department of Labor that the Com-pany or such Material Subsidiary shall have failed to meet the min-imum funding requirements of Section 412 of the Code with respect to a Plan or a Multiemployer Plan, if applicable, and include therewith a copy of such notice, or (ii) the Company or any Material Subsidiary gives or is required to give notice to the PBGC of any Reportable Event with respect to a Plan, or knows that the plan administrator of a Plan or a Multiemployer Plan has given or is required to give notice of any such Reportable Event;

           (e) With respect to a Single Employer Plan, copies of any request for a waiver of the funding standards or any extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the Code promptly after any such request is submitted to the Department of Labor or the Internal Revenue Service, as the case may be;

           (f) Prompt written notice if a Subsidiary becomes a Material Subsidiary;

           (g) Prompt written notice if a Change in Control occurs, including, without limitation, copies of all notices related thereto given to the Trustee of the Enterprises Subordinated In-denture and/or to the Designated Debenture Holder under the Deben-ture Purchase Agreement with respect thereto;

           (h) Prompt written notice of the occurrence of a default or event of default under and as defined in the Enterprises Subordinated Indenture, the Debenture Purchase Agreement or the
 14 1/4% Indenture, together with all notices with respect thereto received from the Trustee or any holder of Enterprises Subordinated Debentures or Restaurants Notes and/or to the Designated Debenture Holder under the Debenture Purchase Agreement;

           (i) Written notice within ten days after receipt of any notice of any default or event of default given by any lessor or landlord, as the case may be, under any Lease together with the original or photostatic copy of such notice and (x) if such default shall have been cured by such time, reasonable proof of the cure thereof and (y) if such default shall not have been cured by such time, (A) an explanation of the action which the Company or such Material Subsidiary proposes to take to cure such default and (B) when such default has been cured, reasonable proof thereof;

           (j) Prompt written notice of (i) any governmental or regulatory actions instituted or threatened under any Hazardous Material Law affecting any real Property owned or leased by the Company or any Material Subsidiary of which the Company becomes aware or the matters for which the Company indemnifies the Agents and the Banks under the Environmental Indemnity Agreement, includ-ing, without limitation, any notice of inspection, abatement or noncompliance, (ii) all claims made or threatened by any third party against the Company or such Property of which the Company becomes aware relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Material,
 (iii) the Company's discovery of any occurrence or conditions on any real Property adjoining or in the vicinity of such Property which could reasonably be expected to cause such Property to be classified in a manner which may support a claim under any Hazardous Material Law, and (iv) the Company's discovery of any occurrence or condition on such Property or any real property ad-joining or in the vicinity of such Property which could reasonably be expected to subject the Company, a Material Subsidiary or such Property to any restrictions on ownership, occupancy, transfer-ability or use of such Property under any Hazardous Material Law;

           (k) Promptly, (i) such documentation, records or other information as the Agents may reasonably request in connection with all notices, inquiries and communications received in respect of matters described in clause (j) above and (ii) information con-cerning subsequent developments on any matter disclosed to the Agents pursuant to clause (j) above; and

           (l) Promptly, such other information as the Agents or any Bank may reasonably request.

      3.   Legal Existence.
           ---------------

           Maintain, and cause each Material Subsidiary to maintain, its corporate existence, and maintain its good standing in the jurisdiction of its incorporation or organization and in each other jurisdiction in which the failure so to do could reasonably be expected to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises.

      4.   Taxes.
           -----

           Pay and discharge when due, and cause each Material Sub-sidiary so to do, all taxes, assessments and governmental charges, license fees and levies upon or with respect to the Company or such Material Subsidiary and upon the income, profits and Property of the Company and its Material Subsidiaries, which if unpaid, could reasonably be expected to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises or become a Lien on the Property of the Company or such Material Subsidiary other than a Permitted Lien, unless and to the extent that such taxes, assessments, charges, license fees and levies shall be con-tested in good faith and by appropriate proceedings diligently conducted by the Company or such Material Subsidiary and provided that any such contested tax, assessment, charge, license, fee or levy shall not constitute, or create, a Lien on any Property of the Company or such Material Subsidiary other than a Permitted Lien, and further provided that the Company shall give the Administrative Agent prompt notice of any such contest and that such reserve or other appropriate provision if any, as shall be required by the Ac-countants, in accordance with GAAP shall have been made therefor.

      5.   Insurance.
           ---------

           Maintain, and cause each Material Subsidiary to maintain, insurance on its Property against such risks and in such amounts as is customarily maintained by similar businesses, and as it relates to the Ground Leases and Building Leases, not less than the amounts required for insurance under the Ground Leases and Building Leases including, without limitation, public liability and workers' compensation insurance, and file with the Administrative Agent within five days after request therefor a detailed list of such in-surance then in effect, stating the names of the carriers thereof, the policy numbers, the insureds thereunder, the amounts of insur-ance, dates of expiration thereof, and the Property and risks covered thereby, and stating that no notice of cancellation with respect thereto has been received.

      6.   Performance of Obligations.
           --------------------------

           Pay and discharge, and cause each Material Subsidiary to pay and discharge, when due all lawful obligations and claims for labor, materials and supplies or otherwise which, if unpaid, could reasonably be expected to (i) have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises or (ii) become a Lien upon Property of the Company or such Material Subsidiary other than a Permitted Lien, unless and to the extent that the va-lidity of such obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted by the Company or such Material Subsidiary, and further provided that the Company shall give the Agents and the Banks prompt notice of any such contest which involves a Lien on any Property and that such reserve or other appropriate provision as shall be required by the Ac-countants, if any, in accordance with GAAP shall have been made therefor.

      7.   Condition of Property.
           ---------------------

           At all times, maintain, protect and keep in good repair, working order and condition (ordinary wear and tear excepted), and cause each Material Subsidiary so to do, all Property necessary to the operation of the Company's, or such Material Subsidiary's, business, except that the Company need not so maintain, protect and keep in good repair, working order and condition any restaurants being closed or relocated, so long as the failure to so maintain, protect and keep in good repair, working order and condition in connection with any such restaurants (i) could not reasonably be expected to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises or (ii) will not result in the rescission, termination, revocation, cancellation, withdrawal, suspension, modification or withholding of any Franchise Agreement between the Company or a Material Subsidiary and the Franchisor or any right of the Company or any Material Subsidiary thereunder (other than the Franchise Agreement for a restaurant being closed and not relocated).

      8.   Observance of Legal Requirements.
           --------------------------------

           Observe and comply in all respects, and cause each Mate-rial Subsidiary so to do, with all laws (including without limita-tion, ERISA and environmental laws and health and sanitary laws), ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities, which now or at any time hereafter may be applicable to the Company or such Material Subsidiary, a violation of which could reasonably be expected to have a Material Adverse Effect on the Company or a Material Adverse Effect on Enterprises, except such thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by the Company or such Material Subsidiary, provided that the Company shall give the Agents and the Banks prompt notice of such contest and that such reserve or other appropriate provision, if any, as shall berequired by the Accountants in accordance with GAAP shall have been made therefor.

      9.   Inspection of Property; Books and Records; Discussions.
           ------------------------------------------------------

           Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all require-ments of law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Agents and any Bank to visit the offices of the Company and its Material Subsidiaries, to inspect any of its Property and examine and make copies or abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, prospects, li-censes, Property and financial condition of the Company and its Material Subsidiaries with the officers thereof and with the Ac-countants; provided, however that the expenses of any such visit, inspection and copying after the occurrence and during the con-tinuance of a Default or Event of Default shall be paid by the Company.

      10. Licenses, Franchise Agreements, Etc.
          -----------------------------------

           Maintain and cause each Material Subsidiary to maintain, in full force and effect, all licenses, Franchise Agreements, copyrights, trade marks, tradenames, patents, permits, applica-tions, reports, authorizations and other rights and intellectual property, including, without limitation, the Franchise Agreements, as are necessary for the conduct of its business, the loss of which, individually or in the aggregate, would have a Material Adverse Effect on the Company or a Material Adverse Effect on En-terprises.

      11. Interest Coverage Ratio.
          -----------------------

           Maintain as of the last day of each fiscal quarter of the Company during the fiscal years of the Company set forth below, an Interest Coverage Ratio for the Applicable Computation Period ending on such date of not less than the following:

           Fiscal Quarter/Year                Ratio
           -------------------                -----

           Second quarter, 1993               1.10:1.00

           Third quarter, 1993                1.25:1.00

           Fourth quarter, 1993
           and first quarter, 1994            1.50:1.00

           Second and third
           quarters, 1994                     1.75:1.00

           Fourth quarter, 1994               2.00:1.00

           Each fiscal quarter
           thereafter                         2.25:1.00.

      12. Senior Debt Service Coverage Ratio.
          ----------------------------------

           Maintain as of the last day of each fiscal quarter of the Company, a Senior Debt Service Coverage Ratio for the Applicable Computation Period ending on such date of not less than the following:

           Fiscal Quarter/Year                Ratio
           -------------------                -----

           Second quarter, 1993               0.15:1.00

           Third quarter, 1993                0.20:1.00

           Fourth quarter, 1993               0.25:1.00

           Each fiscal quarter
           thereafter                         0.30:1.00.


      13. Intentionally Omitted.
          ---------------------

      14. Minimum Consolidated Tangible Net Worth.
          ---------------------------------------

           Maintain at all times (to be tested at the end of each fiscal quarter of the Company), Consolidated Tangible Net Worth of not less than the amounts set forth below:

           Fiscal Quarter                     Amount
           --------------                     ------


           Second and third
           quarters, 1993                     $20,000,000

           Fourth quarter, 1993
           through third quarter, 1994        $24,000,000

           Fourth quarter, 1994
           through third quarter, 1995        $30,000,000

           Fourth quarter, 1995
           and each fiscal quarter
           thereafter                         $40,000,000.


      15. Intentionally Omitted.
          ---------------------

      16. Additional Security.
          -------------------

           (a)  Future Ground Leases.  (i) Promptly notify  the Col-
                --------------------
 lateral Agent upon the entering into or acquiring a Ground Lease, and, upon the written request of the Collateral Agent (which re-quest shall only be made at the direction of the Required Banks), execute and deliver to the Collateral Agent a Mortgage with respect to each such Ground Lease (other than any thereof financed in connection with the acquisition thereof and in which a security interest has been granted to the financing party thereto) and such other documents, including, without limitation, such title searches, opinions of counsel and surveys on the Property covered by such Ground Lease as the Collateral Agent shall require, and such estoppel certificates and agreements as the Collateral Agent shall require from any lessor thereunder.

                (ii) Provided that no Default or Event of Default then exists, upon the request of the Company, the Collateral Agent will release, at the Company's expense, any Mortgage with respect to a Ground Lease in order to facilitate mortgage financings per-mitted pursuant to the provisions of paragraph 8.1(iii) and sale-leaseback transactions permitted to be entered into pursuant to the provisions of paragraph 8.17.

           (b) Mortgages.  Promptly notify the Collateral Agent upon
               ---------
 the acquisition of real Property and, upon the written request of the Collateral Agent (which request shall only be made at the di-rection of the Required Banks), execute and deliver to the Col-lateral Agent such documents, including, without limitation, a Mortgage, title insurance, title searches, opinions of counsel, surveys and UCC-1 Financing Statements as the Collateral Agent, at the direction of the Required Banks, may require with respect to each parcel of real Property, whether now owned or hereafter ac-quired, other than those parcels financed in connection with capi-tal expenditures to the extent permitted herein or those subject to a mortgage at the time of the acquisition thereof. Provided that no Default or Event of Default then exists, upon the request of the Company, the Collateral Agent will release, at the Company's expense, any Mortgage in order to facilitate mortgage financings permitted pursuant to the provisions of paragraph 8.1(iii) and sale-leaseback transactions permitted to be entered into pursuant to the provisions of paragraph 8.17.

           (c)  Other Real Property Leases. Promptly notify the Col-
                --------------------------
 lateral Agent upon the acquisition of a leasehold in real Property (other than a Ground Lease) and, upon the written request of the Collateral Agent (which request shall be made at the direction of Required Banks) execute and deliver such documents, including, without limitation, a Mortgage, title searches, surveys, UCC-1 Financing Statements as the Collateral Agent may require. All such leases shall be assignable to the Collateral Agent other than (i) those already subject to a leasehold mortgage at the time of the acquisition thereof or (ii) those which at the time of the acquisition thereof are not assignable or (iii) those designated by the Required Banks.

           (d) Upon the request of the Collateral Agent, deliver to the Collateral Agent a completed Environmental Questionnaire for such real Property as may from time to time become subject to a Mortgage.

           (e) Pursuant to a letter, dated July 29, 1992, from the Company to the Agents and the Banks, the Company agreed to deliver, among other things, Mortgages and title insurance commitments with respect to certain Leases. As of the Restatement Effective Date, not all of the documents required to be delivered thereunder have been delivered. Subject to the other provisions of this paragraph, to the extent that the Company has not delivered all of such documents, unless the Collateral Agent otherwise directs in its sole discretion upon reasonable notice, the Company shall not be required to deliver any such additional documents and the delivery of such documents on or before the Restatement Effective Date shall be deemed to be compliance by the Company with such side letter.

           (f) Notwithstanding anything in this paragraph to the contrary, with respect to real Property owned or leased by the Company on which a Mortgage has been granted to the Collateral Agent prior to the Restatement Effective Date but with respect to which "as-built" surveys have not been delivered to the Collateral Agent, the Company shall not be required to deliver any such "as-built" survey unless the Collateral Agent shall request the same in its sole discretion upon reasonable notice. In addition with respect to real Property owned or leased by the Company on which a mortgage or leasehold mortgage, as the case may be, is hereafter required to be granted to the Collateral Agent pursuant to this paragraph, the Company shall only be required to deliver "as-built" surveys with respect thereto as requested by the Col-lateral Agent in its discretion.

      17. Compliance with Leases.
          ----------------------

           At all times:

                (a) pay or cause to be paid, not later than the date upon which same becomes due and payable by the Company pursu-ant to the provisions of each Lease, rent, additional rent and other payments required to be paid by the tenant under such Lease according to the terms, conditions and provisions thereof unless and to the extent that any such payment shall be contested in good faith and by appropriate proceedings conducted by the Company, provided that such contest is not reasonably expected to result in the termination of any such Lease; and

                (b) except for those referred to in clause (a) above, duly and punctually perform all covenants, duties, obliga-tions and agreements of the Company under each Lease if the failure to comply therewith could reasonably be expected to result in the termination of such Lease.


 8.   NEGATIVE COVENANTS
      ------------------

      The Company hereby agrees that, so long as this Agreement is in effect, any Revolving Credit Loan or reimbursement obligation (contingent or otherwise) in respect of any Letter of Credit re-mains outstanding and unpaid, or any other amount is owing under any Loan Document, the Company shall not, directly or indirectly:

      1.   Borrowing.
           ---------

           Create, incur, assume or suffer to exist any liability for Indebtedness, or permit any Material Subsidiary so to do, ex-cept (i) Indebtedness under the Loan Documents and in respect of the Letters of Credit, (ii) Indebtedness of the Company in respect of the Restaurants Notes in an aggregate face amount outstanding not in excess of $42,000,000, (iii) Indebtedness of the Company and its Material Subsidiaries (whether in the form of borrowings, Contingent Obligations, obligations under Capitalized Leases or otherwise and including Indebtedness assumed in connection with an acquisition permitted by paragraph 8.11), not in excess of an ag-gregate of $65,000,000 principal amount at any one time outstand-ing, provided that (x) an amount equal to the proceeds thereof shall have been expended by the Company and its Material Subsid-iaries on capital expenditures no later than the end of the fiscal year in which such proceeds are received, (y) such amount so ex-pended does not, together with other amounts expended during such fiscal year on capital expenditures, exceed the amount permitted by paragraph 8.11 and (z) the terms and conditions thereof shall be comparable to the terms and conditions generally available for Indebtedness or Capitalized Leases in similar amounts, for similar purposes, by similar borrowers and for similar terms; (iv) purchase money indebtedness incurred in connection with the purchase, after the date hereof, of any Property, in an aggregate principal amount not to exceed $1,000,000 at any one time outstanding, (v) Indebtedness in respect of overdrafts not in excess of $1,000,000 outstanding at any time, (vi) Indebtedness of the Company in re-spect of any loans from time to time made by Enterprises to the Company, provided that each such loan shall be (x) evidenced by a note to be pledged to the Collateral Agent pursuant to the Enter-
 prises Guaranty and (y) subordinated to the obligations of the Company to the Agents and the Banks on the terms set forth in the Enterprises Guaranty, (vii) Indebtedness of the Company in respect of the Restaurants Guaranty; (viii) Indebtedness consisting of Contingent Obligations permitted by paragraph 8.4, (ix) Indebtedness in the aggregate not in excess of $2,000,000 principal amount at any one time outstanding which is subordinated to the obligations of the Company to the Agents and the Banks under the Loan Documents on subordination terms no more favorable to the lender than as set forth in the Enterprises Subordinated Indenture provided that the other terms thereof are otherwise satisfactory to the Agents and Required Banks, (x) Loans to Subsidiaries in the aggregate not in excess of $250,000 principal amount at any one time outstanding (xi) ERISA Liabilities permitted to be incurred under paragraph 8.10 and (xii) Indebtedness of the Company and its Material Subsidiaries existing on the Restatement Effective Date as set forth on Schedule 8.1 including, except as set forth in the proviso below, refinancings thereof but not increases in the amount of any thereof, provided that refinancings of such existing Indebtedness shall not be permitted unless (A) the interest rate on any such refinanced Indebtedness is not in excess of the rate available for similar borrowings by similar borrowers at the time of the refinancing, (B) the final maturity of such refinanced In-debtedness is not earlier than the Revolving Credit Termination Date and (C) the average weighted life to maturity of such refi-nanced Indebtedness shall not be less than the original average weighted life to maturity of such Indebtedness being refinanced.

      2.   Liens.
           -----

           Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, or permit any Material Subsidiary so to do, except (i) Liens for taxes, assessments or similar charges incurred in the ordinary course of business which are not delinquent or which are being con-tested in accordance with paragraph 7.4, provided that enforcement of such Liens is stayed pending such contest, (ii) Liens in con-nection with workers' compensation, unemployment insurance or other social security obligations (but not ERISA), (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, (iv) zoning ordinances, easements, rights of way, minor defects, irregularities, and other similar restrictions affecting real property which do not adversely affect the value of such real property or the financial condition of the Company or such Material Subsidiary or impair its use for the operation of the business of the Company or such Material Subsidiary, (v) statutory Liens arising by operation of law such as mechanics', materialmen's, carriers', warehousemen's liens incurred in the ordinary course of business which are not delinquent or which are being contested in accordance with paragraph 7.4, provided that enforcement of such Liens is stayed pending such contest, (vi) Liens arising out of judgments or decrees which are being contested in accordance with paragraph 7.4, provided that enforcement of such Liens is stayed pending such contest, (vii) landlord's liens under leases; (viii) security interests in Property of the Company to secure Indebtedness of the Company per-mitted by paragraph 8.1(iii); (ix) Liens securing obligations of the Company not in excess of $250,000 in the aggregate at any time outstanding, that do not arise from borrowings by the Company; (x) purchase money Liens in Property of the Company acquired after the date hereof to secure Indebtedness of the Company permitted by paragraph 8.1(iv), incurred in connection with the acquisition of such Property, provided that each such Lien is limited to such Property so acquired, (xi) leases and subleases, (xii) Liens in favor of the Collateral Agent and the Banks under the Loan Docu-ments, (xiii) Liens on Property of the Company and its Material Subsidiaries existing on the Restatement Effective Date as set forth on Schedule 8.2 as renewed from time to time, but not any increases in the amounts secured thereby and (xiv) Liens on Prop-erty acquired in connection with an acquisition permitted by para-graph 8.11, provided that each such Lien is limited to the Property so acquired and fixed improvements thereon.

      3.   Merger and Acquisition or Sale of Property.
           ------------------------------------------

           Consolidate with, be acquired by, or merge into or with any Person, or, except to the extent permitted by paragraph 8.11, acquire all or substantially all of the Stock or Property of any Person, or sell, lease or otherwise dispose of all or substantially all of its Property or any of its Stock (except as permitted by paragraph 8.8), or acquire restaurants or equipment (except to the extent permitted by paragraph 8.11), or acquire any other assets other than in the ordinary course of business, or permit any Material Subsidiary to do any of the foregoing, except that a wholly-owned Subsidiary of the Company may merge with and into another wholly-owned Subsidiary of the Company.

      4.   Contingent Obligations.
           ----------------------

           Assume, guarantee, indorse, contingently agree to pur-chase or perform, or otherwise become liable upon any Contingent Obligation, or permit any Material Subsidiary so to do, except (i) Contingent Obligations in respect of the Letters of Credit, (ii) Contingent Obligations in respect of the Restaurants Guaranty;
 (iii)  Contingent Obligations permitted  by paragraph  8.1(iii) and
 (iv) Contingent Obligations existing on the Restatement Effective Date as set forth on Schedule 8.4 including, except as set forth in the proviso below, refinancings and renewals thereof but not increases in the amount of any thereof, provided that such refinancings shall not be permitted unless (A) the interest rate on the primary obligation of the primary obligor is not in excess of the rate for similar obligations of similar obligors at the time of such refinancing, (B) the final maturity of such refinanced primary obligation is not earlier than the Revolving Credit Termination Date and (C) the average weighted life to maturity of such refinanced primary obligation shall not be less than the original average weighted life to maturity of such primary obligation being refinanced.

      5.   Dividends and Purchase of Stock.
           -------------------------------

           Declare or pay any dividends payable in cash or otherwise or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or make any other distribution by reduction of capi-tal or otherwise in respect of, any shares of its capital Stock or other similar equity interest or warrants or other rights issued in respect thereof, or permit any Subsidiary so to do, except that (i) any Subsidiary may declare and pay dividends to the Company and
 (ii) provided that no Default or Event of Default exists im-mediately before and after giving effect thereto, (A) not earlier than one Business Day prior to the date that Enterprises is re-quired to deposit amounts with the Trustee under Enterprises Sub-ordinated Indenture for the payment by such Trustee of any payment required to be made with respect to Enterprises Subordinated De-benture, the Company may declare and pay a dividend to Enterprises in an amount not in excess of the amount of such required payment,
 (B) not earlier than one Business Day prior to the date Enterprises is required to make a payment of interest (but not of principal, whether regularly scheduled, due to a voluntary or mandatory redemption or otherwise, or any other amount) on or with respect to the Senior Subordinated Debentures, the Company may declare and pay a dividend to Enterprises in an amount not in excess of such interest payment, (C) the Company may pay a dividend on its common Stock in an amount not in excess of 10% of the Company's net income for the preceding fiscal year, provided that the Leverage Ratio does not exceed 0.80:1.00 at the time of the declaration and payment thereof and (D) solely with respect to dividends which are used by Enterprises to repurchase shares of its common Stock (to the extent permitted by paragraph 8(e) of the Enterprises Guaranty, the Company may pay a dividend on its common Stock in an aggregate amount not in excess of the sum of (x) $5,000,000 and (y) for fiscal years of the Company ending after December 31, 1993, an amount equal to 25% of the aggregate amount of net income (if positive) of the Company since the end of the first fiscal quarter of the 1993 fiscal year of the Company on a cumulative basis.

      6.   Investments, Loans, Etc.
           -----------------------

           At any time, purchase or otherwise acquire, hold or in-vest in the Stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other invest-ment, whether by way of capital contribution or otherwise, in or with any Subsidiary or any other Person (all of which are sometimes referred to herein as "Investments"), or permit any Subsidiary so
                        -----------
 to do, except:

           (a) Investments in short-term certificates of deposit and eurodollar time deposits issued by, and overnight deposits with, any Bank, or any other commercial bank, trust company or national banking association incorporated under the laws of the United States or any State thereof and having undivided capital, surplus and retained earnings exceeding $500,000,000;

           (b) Investments in short-term direct obligations of the United States of America or agencies thereof which obligations are guaranteed by the United States of America;

           (c) Investments existing on the Restatement Effective Date as set forth on Schedule 8.6 and any renewals thereof;

           (d) commercial paper or short term finance company paper which is rated not less than P-1, or A-1 or their equivalents by Moody's Investors Service, Inc. or Standard & Poor's Corporation or their successors;

           (e)  money market mutual funds;

           (f) stock acquired in acquisitions permitted by para-graph 8.11 and any Investment acquired in connection with any such acquisition and any renewals thereof;

           (g) loans to employees in accordance with the business practices of the Company in effect on the Original Effective Date in an aggregate amount outstanding at any time not in excess of $400,000; and

           (h)  loans to Subsidiaries permitted by paragraph 8.1(x).

      7.   Business Changes.
           ----------------

           Materially change the nature of its business as conducted on the date hereof (including, without limitation, the operation of stores other than Shoney's or Captain D's stores), or alter or modify its corporate name, structure or status (including, without limitation, its tax status), or change its fiscal year end, or alter its accounting principles, treatment or recording practices, except as required by GAAP, or permit any Material Subsidiary so to do.

      8.   Sale of Property.
           ----------------

           Sell, convey, mortgage, assign, encumber, exchange, lease, transfer or otherwise dispose of (a) all or any substantial part of its Property or permit any Material Subsidiary so to do, except (i) sales of inventory in the ordinary course of business,
 (ii) sales of obsolete or otherwise unnecessary machinery, equip-ment and fixtures, (iii) sales in connection with sale-leaseback transactions permitted under paragraph 8.17, (iv) sales of Hungry

 Fishermen or Danvers stores and (v) sales of other stores in con-nection with the relocation thereof, provided that (x) in the case that the new location is leased pursuant to a Ground Lease, the Company shall have delivered to the Collateral Agent prior to such relocation, a Mortgage and such other documents as may be required pursuant to paragraph 7.16 with respect thereto and (y) in all other cases, the Company shall have given the Collateral Agent 30 days advance written notice thereof, or (b) any Property encumbered by any of the Mortgages except as permitted under paragraphs 8.1(iii) or 8.17.

      9.   Subsidiaries.
           ------------

           Create or acquire any Subsidiary, or permit any Subsid-iary so to do, in each case except as permitted pursuant to para-graph 8.11.

      10. Compliance with ERISA.
          ---------------------

           Adopt  any Plan  or  Multiemployer  Plan  not  listed  on
 Schedule 4.15 (as such Schedule exists prior to such adoption), or permit any Subsidiary so to do, or engage in any "prohibited transaction", as such term is defined in Section 4975 of the Code or Section 406 of ERISA, with respect to any Plan which is reason-ably expected to result in the imposition on the Company or any Subsidiary or any Commonly Controlled Entity of a tax, penalty or other liability, individually or in the aggregate, in excess of $500,000, or incur any "accumulated funding deficiency", as such term is defined in Section 412 of the Code or Section 302 of ERISA, in excess of $500,000, or terminate, or permit any Subsidiary or Commonly Controlled Entity to terminate, any Plan which would result in a liability to the Company, any Subsidiary or any Commonly Controlled Entity to the PBGC in an aggregate Consolidated amount in excess of $500,000, or permit the occurrence of any Reportable Event or any other event or condition which presents a risk of such a termination by the PBGC of any Plan which could result in a liability of the Company, any Subsidiary or any Commonly Controlled Entity in excess of $500,000, or withdraw or effect a partial withdrawal from a Multiemployer Plan, or permit any Subsidiary or any Commonly Controlled Entity which is an em-ployer under such a Multiemployer Plan so to do which would result in a liability to the Company, any Subsidiary or any Commonly Con-trolled Entity to the PBGC in an aggregate Consolidated amount in excess of $500,000.

      11. Capital Expenditures.
          --------------------

           During any fiscal year, make any capital expenditures or fixed asset acquisitions, or incur any obligation so to do, or permit any Material Subsidiary so to do, in an aggregate Consoli-dated amount in excess of $50,000,000 in respect of the Company's 1993 and 1994 fiscal years and $60,000,000 in respect of each fis-cal year thereafter, of which not more than $15,000,000 in any one transaction and $30,000,000 in the aggregate may be used to ac-quire, from other franchisees, only existing Shoney's or Captain D's stores (or the Stock of corporations or other ownership inter-ests of Persons owning such stores) or a commissary to service Shoney's or Captain D's stores, or with the consent of the Required Banks, existing similar stores (or the Stock of corporations owning such stores), whether or not such stores are to be acquired in a transaction in which Shoney's or Captain D's stores are also acquired. The cost of any Stock or other ownership interest so acquired plus any other consideration given in connection therewith, including, without limitation, Indebtedness assumed by the Company or any Subsidiary, in any fiscal year shall constitute a capital expenditure. In the event that the Company finances a capital expenditure by a Capitalized Lease, the principal amount thereof shall be deemed, without duplication, to be the capital expenditure. Capital expenditures and fixed asset acquisitions shall be calculated on a non-cumulative basis so that amounts not expended in any fiscal year may not be carried over and expended in subsequent fiscal years, except that amounts not in excess of $10,000,000 not expended in a fiscal year may be carried over and expended in the following fiscal year.

      12. Leverage Ratio.
          --------------

           Permit at any time during the fiscal years of the Company set forth below, the Leverage Ratio to be greater than the ratio set forth below:

                Fiscal Year                      Ratio
                -----------                      -----

                1993 and 1994                 1.10:1.00

                1995 and each fiscal year
                thereafter                    1.00:1.00.


      13. Certificate of Incorporation and By-laws.
          ----------------------------------------

           Amend or otherwise modify its certificate of incorpora-tion or by-laws, or permit any Material Subsidiary so to do, in any way which would adversely affect the interests of the Banks under any of the Loan Documents or the obligations of the Company under the Loan Documents.

      14. Prepayments of Indebtedness.
          ---------------------------

           Prepay, purchase or redeem, or obligate itself to prepay, purchase or redeem, in whole or in part, any Indebtedness (except the Revolving Credit Notes), or permit any Material Subsidiary so to do, except (i) payments made in connection with purchases and redemptions of subordinated debt permitted by paragraph 8.15 and
 (ii) prepayments in connection with the refinancing of any such Indebtedness, provided (x) the interest rate on any such refinanced Indebtedness is not in excess of the rate available for similar borrowings by similar borrowers at the time of the refinancing, (y) the maturity of such refinanced Indebtedness is not earlier than the Revolving Credit Termination Date and (z) the average weighted life to maturity of such refinanced Indebtedness shall not be less than the original average weighted life to maturity of such In-debtedness being refinanced.

      15. Subordinated Debt.
          -----------------

           Make any payment in respect of principal of, or premium or interest on, or purchase, voluntarily redeem or otherwise re-tire, or make any payment in respect of all or any part of the Indebtedness under the 14 1/4% Indenture, the Restaurants Notes, the Enterprises Subordinated Indenture, the Restaurants Guaranty, the Senior Subordinated Indenture, the Debenture Purchase Agreement, any loan made at any time by Enterprises to the Company, or any other subordinated Indebtedness, or permit any Subsidiary so to do, except (i) purchases after the Original Effective Date of Restau-rant Notes for a price (exclusive of accrued interest) not in ex-cess of $1,140 per $1,000 principal amount, (ii) the redemption of Restaurant Notes on November 15, 1993, (iii) subject to the subor-dination provisions of the Enterprises Subordinated Indenture (as in effect on the Original Effective Date), payments (including the Repurchase Price as defined in the Enterprises Subordinated Inden-ture as in effect on the Original Effective Date) required to be made with respect to the Enterprises Subordinated Debentures, (iv) subject to the subordination provisions of the 14 1/4% Indenture, payments required to be made with respect to the Restaurant Notes and (v) subject to the subordination provisions of the Debenture Purchase Agreement (as in effect on March 19, 1993), payments of interest required to be made with respect to the Senior Subordi-nated Debentures.

      16. Issuance of Additional Capital Stock.
          ------------------------------------

           Issue, directly or indirectly, any additional Stock or other equity interest of the Company or permit any Subsidiary to issue any additional Stock or other equity interest of such Sub-sidiary, except (i) the Company may issue Stock which is concur-rently delivered (together with stock powers duly executed in blank) and pledged to the Collateral Agent on behalf of the Banks pursuant to the Enterprises Guaranty and (ii) a Subsidiary may issue Stock to the Company or to another wholly-owned Subsidiary.

      17. Sale and Leaseback.
          ------------------

           Enter into any arrangement with any Person, or permit any Material Subsidiary so to do, providing for the leasing by the Company (or such Material Subsidiary) of Property which has been or is to be sold or transferred by the Company (or such Material Subsidiary) to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or rental obligations of the Company (or such Mate-rial Subsidiary), except that the Company may enter into sale-leaseback transactions, at fair market value, provided that
 (i) the resulting leases are Capitalized Leases and (ii) the obligations under such Capitalized Leases are permitted by paragraph 8.1(iii).

      18. Payment of Management Fees and Other Amounts.
          --------------------------------------------

           Pay any management fees or any other amounts to Enter-prises or any Affiliate, or permit any Subsidiary so to do, except that (i) the Company may make the payments permitted by paragraph 8.5, (ii) the Company may make the payments required under the Tax Sharing Agreement and (iii) provided that no Default or Event of Default exists immediately before and after giving effect thereto, the Company may pay to Enterprises, an amount not in excess of $2,500,000 in the aggregate in each fiscal year of the Company in respect of management fees and administrative expenses.

      19. Transactions with Affiliates.
          ----------------------------

           Except for the Restaurants Guaranty, the Management Agreement and the Tax Sharing Agreement, become, or permit any Subsidiary to become, a party to any transaction with an Affiliate of the Company or any Subsidiary unless the terms and conditions relating to such transaction are at least as favorable to the Com-pany or such Subsidiary as those which would be obtainable at that time in a comparable arms-length transaction with a Person other than an Affiliate.

      20. Amendments, Etc. of Certain Agreements.
          --------------------------------------

           Enter into or agree to any amendment, modification or waiver of any term or condition of (i) any Lease other than in the ordinary course of business or (ii) the Enterprises Subordinated
 Indenture,  the  Enterprises  Debentures,  the  Debenture  Purchase
 Agreement, the Senior Subordinated Debentures, the Restaurant Guaranty, the 14 1/4% Indenture, the Restaurants Notes (other than the amendments previously approved by the Agents), the 1988 Agreement, any subordinated note made by the Company to the order of or held by Enterprises or any Affiliate thereof, the Management Agreement, any Franchise Agreement or the Tax Sharing Agreement, except that the Company may agree to a waiver under the Debenture Purchase Agreement or the Senior Subordinated Debentures so long as no consideration is given therefor by the Company or Enterprises.

      21. Designated Senior Indebtedness.
          ------------------------------

           Designate any Indebtedness other than the Indebtedness under the Loan Documents as (i) "Designated Senior Indebtedness of the Guarantor" as defined in the Enterprises Subordinated Indenture or (ii) "Designated Senior Debt" as defined in the Debenture Pur-chase Agreement.


 9.   DEFAULT
      -------

      1.   Events of Default.
           -----------------

           The following shall each constitute an "Event of Default" hereunder:

           (a) The failure of the Company to pay any installment of principal on any Revolving Credit Note or reimbursement obligation in respect of any Letter of Credit on the date when due and pay-able; or

           (b) The failure of the Company to pay any installment of interest or any fees or expenses payable hereunder or under any other Loan Documents when due and payable and such failure shall continue for a period of five days; or

           (c) The use by the Company of the proceeds of any Re-volving Credit Loan in a manner inconsistent with or in violation of paragraph 2.18; or

           (d) The failure of the Company to observe or perform any covenant or agreement contained in paragraphs 7.3, 7.11, 7.12, 7.14 or paragraph 8; or

           (e) The failure of the Company to observe or perform any other term, covenant, or agreement contained in this Agreement and such failure shall have continued unremedied for a period of 30 days after the Company shall have obtained knowledge thereof; or

           (f) Any representation or warranty of the Company (or of any officer of the Company on its behalf) made in this Agreement or in any certificate, report, opinion (other than an opinion of counsel) or other document (other than the Environmental Ques-tionnaires, the Leases and the Franchise Agreements) delivered or to be delivered pursuant to this Agreement, shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any respect when made; or

           (g) Obligations of the Company (other than its obliga-tions under the Revolving Credit Notes) Enterprises or any Material Subsidiary, whether as principal, guarantor, surety or other obli-gor, for the payment of Indebtedness in excess of $1,000,000 principal amount individually or in the aggregate (i) shall become or shall be declared to be due and payable prior to the expressed maturity or expiration thereof, or (ii) shall not be paid when due or within any grace period for the payment thereof, or (iii) the holder of any thereof shall have the right to declare the same due and payable prior to the expressed maturity thereof; or

           (h) The Company, Enterprises or any Material Subsidiary shall (i) suspend or discontinue its business, or (ii) make an assignment for the benefit of creditors, or (iii) generally not be paying its debts as such debts become due, or (iv) admit in writing its inability to pay its debts as they become due, or (v) file a voluntary petition in bankruptcy, or (vi) file any petition or answer seeking for itself any reorganization, arrangement, composi-tion, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, or (vii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, or (viii) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding, or (ix) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 45 days, or (x) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Company, Enterprises or such Material Subsidiary; or

           (i)  An  order for  relief is  entered  under the  United

 States bankruptcy laws or any other decree or order is entered by a court having jurisdiction (i) adjudging the Company, Enterprises or any Material Subsidiary a bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of the Company, Enterprises or any Material Subsidiary under the United States bankruptcy laws or any other applicable Federal or state law, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company, Enterprises or any Material Subsidiary or of any substantial part of the Property thereof, or (iv) ordering the winding up or liquidation of the affairs of the Company, Enterprises or any Material Subsidiary, and any such decree or order continues un-stayed and in effect for a period of 45 days; or

           (j) Judgments or decrees against the Company, Enter-prises or any Material Subsidiary in excess of $1,000,000 in the aggregate shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

           (k) The occurrence and continuance of an Event of De-fault under and as defined in any Collateral Document or Enter-prises shall disavow its obligations under the Enterprises Guar-anty; or

           (l) Any of the Loan Documents shall cease, for any rea-son, to be in full force and effect, or the Company, Enterprises or any Material Subsidiary shall so assert in writing; or

           (m) Any material business license, permit or agreement, including, without limitation, any Franchise Agreement, of the Company, Enterprises or any Material Subsidiary is cancelled, ter-minated or otherwise lost (other than by its terms, in connection with the closing of a restaurant or with the mutual consent of the parties thereto); or

           (n) Enterprises shall not own 100% of the issued and outstanding Stock of the Company; or

           (o) The occurrence of an Event of Default under and as defined in the 14 1/4% Indenture or the Restaurants Notes; or

           (p) The occurrence of an Event of Default under and as defined in the Enterprises Subordinated Indenture or the Debenture Purchase Agreement; or

           (q)  The occurrence of a Change in Control.

           Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, (a) if such event is an Event of Default with respect to the Company specified in clauses
 (h) or (i) above, the Aggregate Revolving Credit Commitments and the Letter of Credit Commitment shall immediately and automatically terminate and the Revolving Credit Loans, all accrued and unpaid interest thereon, any reimbursement obligations owing or contin-gently owing in respect of all outstanding Letters of Credit, and all other amounts owing under the Loan Documents shall immediately become due and payable without declaration or notice to the Com-pany, and the Company shall forthwith deposit an amount equal to the Letter of Credit Exposure in a cash collateral account with and under the exclusive control of the Agents, and the Agents may, and upon the direction of the Required Banks shall, exercise any and all remedies and other rights provided pursuant to the Loan Documents, and (b) if such event is any other Event of Default, any or all of the following actions may be taken: (i) with the consent of the Required Banks, the Agents may, and upon the direction of the Required Banks shall, by notice to the Company, declare the Aggregate Revolving Credit Commitments and the Letter of Credit Commitment to be terminated, forthwith, whereupon the Aggregate Revolving Credit Commitments and the Letter of Credit Commitment shall immediately terminate, and (ii) with the consent of the Required Banks, the Agents may, and upon the direction of the Required Banks shall, by notice of default to the Company, declare the Revolving Credit Loans, all accrued and unpaid interest thereon, any reimbursement obligations owing or contingently owing in respect of all outstanding Letters of Credit, and all other amounts owing under the Loan Documents to be due and payable on demand or forthwith, whereupon the same shall immediately become so due and payable, and the Company shall forthwith deposit an amount equal to the Letter of Credit Exposure in a cash collateral account with and under the exclusive control of the Agents, and the Agents may, and upon the direction of the Required Banks shall, exercise any and all remedies and other rights provided pursuant to the Loan Documents. Except as otherwise provided in this paragraph 9.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

      In the event that the Aggregate Revolving Credit Commitments and the Letter of Credit Commitment shall have been terminated or the Revolving Credit Notes shall have been declared due and payable pursuant to the provisions of this paragraph 9.1, any funds received by the Agents and the Banks from or on behalf of the Com-pany shall be applied by the Agents and the Banks in liquidation of the Revolving Credit Loans and the obligations of the Company here-under and under the Letters of Credit and the Revolving Credit Notes in the following manner and order: (i) first, to reimburse the Agents and the Banks for any expenses due from the Company pursuant to the provisions of paragraph 11.5; (ii) second, to the payment of accrued and unpaid Revolving Credit Commitment Fees, Letter of Credit Commissions and all other fees, expenses and amounts due hereunder and under the Loan Documents (other than principal and interest on the Revolving Credit Notes); (iii) third, to the payment of interest due on the Revolving Credit Notes; (iv) fourth, to the payment of principal outstanding on the Revolving Credit Notes and the Letter of Credit Exposure; and (v) fifth, to the payment of any other amounts owing to the Agents and the Banks under any of the Loan Documents.

      2.   Purchase of Notes by the Franchisor.
           -----------------------------------

           (a) After the occurrence and at any time during the continuance of an Event of Default and prior to exercising any remedies under the Loan Documents with respect to the Collateral, the Administrative Agent will notify the Franchisor of the occur-rence of such Event of Default. During the period of 10 Business Days after such notice is given, the Franchisor shall have the right to purchase the Notes of all (but not less than all) of the Banks, without recourse, for an amount equal to the unpaid princi-pal balance thereof together with accrued and unpaid interest, fees and all other amounts due under the Loan Documents. In the event that the Franchisor notifies the Administrative Agent that it agrees to so purchase the Notes, payment therefor shall be made in Dollars in immediately available funds within 10 Business Days after such notice. In such event, the Franchisor shall succeed to all of the rights of the Agents and the Banks under the Loan Docu-ments. In the event that the Franchisor fails to give timely no-tice of its agreement to so purchase the Notes, or if the Franchisor notifies the Administrative Agent that it does not agree to purchase the Notes, the Collateral Agent shall be free to exercise all of the remedies with respect to the Collateral under the Loan Documents.

           (b) Notices to the Franchisor under this paragraph 9.2 shall be in writing and shall be mailed or sent by telegram, telecopy or telex (with a copy to the Company at its address set forth in paragraph 11.2), as follows:

           Shoney's, Inc.
           1727 Elm Hill Pike
           Nashville, Tennessee 37210
           Attention:  Secretary

           with a copies to:

           Farris, Warfield & Kanaday
           Suite 1900
           Third National Financial Center
           Nashville, Tennessee  37219
           Attention: Gary M. Brown, Esq.

           TPI Restaurants, Inc.
           2158 Union Avenue
           Memphis, Tennessee 38104
           Attention:  Frederick W. Burford,
                       Vice President and Chief
                       Financial Officer

                and

           Skadden, Arps, Slate, Meagher & Flom
           1440 New York Avenue, N.W.
           Washington, D.C. 20005
           Attention: Ronald Barusch, Esq.

 10.  THE AGENTS; THE ISSUING BANK
      ----------------------------

      1. Appointment.
         -----------

           Each Bank hereby irrevocably designates and appoints BNY as the Administrative Agent and NationsBank as the Collateral Agent of such Bank under the Loan Documents and each such Bank hereby ir-revocably authorizes BNY and NationsBank, as the Administrative Agent and the Collateral Agent, respectively, for such Bank, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent and the Collateral Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Not-withstanding any provision to the contrary elsewhere in this Agreement or any of the other Loan Documents, neither the Adminis-trative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Bank, and no im-plied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent or the Collateral Agent.

      2. Delegation of Duties.
         --------------------

           The Agents may execute any duties under the Loan Docu-ments by or through agents or attorneys-in-fact and shall be en-titled to rely upon the advice of counsel concerning all matters pertaining to such duties.

      3. Exculpatory Provisions.
         ----------------------

           (a) Neither of the Agents, the Issuing Bank in its ca-pacity as such, nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (ex-cept for its own gross negligence or willful misconduct or, in the case of the Issuing Bank, its failure to materially comply with the terms of the Letters of Credit), or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of the Company or any other Person to perform its obligations hereunder or thereunder. Neither of the Agents nor the Issuing Bank shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the properties, books or records of the Company. Neither of the Agents shall be under any liability or responsibility whatsoever, as Administrative Agent or Collateral Agent, as the case may be, to the Company or any other Person as a consequence of any failure or delay in performance, or any breach, by any Bank of any of its obligations under any of the Loan Documents.

           (b) As to the Issuing Bank only, the Company assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of the Letter of Credit. Neither the Issuing Bank, the Agents, the Banks nor any of their respective officers or directors shall be liable or responsible for: (i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith, (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by the Issuing Bank against presentation of documents which do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to a Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopier, telex or otherwise, (v) any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under a Letter of Credit; or
 (vi) any other circumstances whatsoever in making or failing to make a payment under a Letter of Credit, except that the Company shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Company, to the extent of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by the Issuing Bank's gross negligence in making or willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and other documentation, if any, strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

      4. Reliance by Agents.
         ------------------

           Each Agent and the Issuing Bank shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, opinion, let-ter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Com-
 pany), independent accountants and other experts selected by such Agent or the Issuing Bank. Each Agent may treat each Bank, or the Person designated in the last notice filed with it under this paragraph, as the holder of all of the interests of such Bank in its Loans and in its Revolving Credit Note until written notice of transfer, signed by such Bank (or the Person designated in the last notice filed with the Agents) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Agents, shall have been filed with the Agents. Neither of the Agents shall be under any duty to examine or pass upon the valid-ity, effectiveness or genuineness of the Loan Documents or any in-strument, document or communication furnished pursuant thereto or in connection therewith, and the Agents shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. Each Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Banks as it deems ap-propriate. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Revolving Credit Notes.

      5. Notice of Default.
         -----------------

           Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless such Agent has received written notice thereof from a Bank or the Company. In the event that an Agent receives such a notice, such Agent shall promptly give notice thereof to the Banks. The Agents shall take such action with respect to such Default or Event of De-fault as shall be reasonably directed by the Required Banks, provided, however, that unless and until the Agents shall have received such directions, the Agents may (but shall not be obli-gated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Banks.

      6. Non-Reliance on Agents, Issuing Banks and Other Banks.
         -----------------------------------------------------

           Each Bank expressly acknowledges that neither of the Agents, the Issuing Bank nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agents or the Issuing Bank, hereafter, including any review of the affairs of the Company or its Material Subsidiaries, shall be deemed to constitute any representation or warranty by the Agents or the Issuing Bank to any Bank. Each Bank represents to the Agents, and the Issuing Bank that it has, independently and without reliance upon the Agents, the Issuing Bank or any other Bank, and based on such documents and information as it has deemed appropri-ate, made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Company and its Material Subsidiaries and Enterprises and made its own decision to enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agents, the Issuing Bank or any other Bank, and based on such documents and information as it shall deem ap-propriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under this Agreement or any of the Loan Documents, and to make such investiga-tion as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Company and its Material Subsidiaries and Enterprises. Except for notices, reports and other documents ex-pressly required to be furnished to the Banks by the Agents or the Issuing Bank hereunder, neither the Agents nor the Issuing Bank shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Company or its Material Subsidiaries which may come into the pos-session of the Agents or any of their respective officers, direc-tors, employees, agents, attorneys-in-fact or affiliates.

      7. Indemnification.
         ---------------

           (a) Each Bank agrees to indemnify each of the Adminis-trative Agent and the Collateral Agent in their respective capaci-ties as such (to the extent not promptly reimbursed by the Company and without limiting or creating the obligation of the Company to do so), pro rata according to its Commitments, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disburse-ments of any kind whatsoever including, without limitation, any amounts paid to the Banks (through the Agents) by the Company pur-suant to the terms hereof, that are subsequently rescinded or avoided, or must otherwise be restored or returned) which may at any time (including, without limitation, at any time following the payment of the Revolving Credit Notes) be imposed on, incurred by or asserted against the Agents or either of them in any way relat-ing to or arising out of this Agreement, the other Loan Documents or any other documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Agents or either of them under or in connection with any of the foregoing; provided, however, that no Bank shall be liable for the payment of any portion of such liabilities, obliga-tions, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the gross negligence or willful misconduct of the Administra-tive Agent or the Collateral Agent, as the case may be. The agree-ments in this paragraph shall survive the payment of the Revolving Credit Notes and all other amounts payable under the Loan Documents.

           (b) Each Bank agrees to indemnify the Issuing Bank in its capacity as such (to the extent not promptly reimbursed by the Company and without limiting or creating the obligation of the Company to do so), pro rata according to its Commitments, from and against any and all liabilities, obligations, claims, losses, dam-ages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (other than those relating to claims against a Bank for failure to comply with its obligations under paragraph 2.9 in which case such indemnity is given solely by such Bank), including, without limitation, any amounts paid to the Banks (through the Agents) by the Company pursuant to the terms hereof, that are subsequently rescinded or avoided, or must otherwise be restored or returned) which may at any time (includ-ing, without limitation, at any time following the payment of the Revolving Credit Notes) be imposed on, incurred by or asserted against the Issuing Bank in any way relating to or arising out of its obligations with respect to Letters of Credit; provided, how-ever, that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, ac-tions, judgments, suits, costs, expenses or disbursements to the extent resulting from the failure of the Issuing Bank to materially comply with the provisions of the Letters of Credit. The agreements in this paragraph shall survive the payment of the Revolving Credit Notes and all other amounts payable under the Loan Documents.

      8. Agents in Their Individual Capacities.
         -------------------------------------

           BNY and NationsBank and their respective affiliates may make loans to, accept deposits from, issue letters of credit for the account of and generally engage in any kind of business with, the Company and its Material Subsidiaries and Enterprises as though BNY was not Administrative Agent and NationsBank was not Collateral Agent hereunder. With respect to the Commitment made or renewed by BNY or NationsBank, as the case may be, and the Revolving Credit
 Note issued to BNY or NationsBank, as the case may be, BNY or NationsBank, as the case may be, shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it was not the Administrative Agent or Collateral Agent, as the case may be, and the terms "Bank" and "Banks" shall in each case include BNY and NationsBank in their respective individual capacities.

      9. Successor Agents; Issuing Bank.
         ------------------------------

           (a)  Administrative Agent. If at any time the Administra-
                --------------------
 tive Agent deems it advisable, in its sole discretion, it may sub-mit to each of the Banks a written notification of its resignation as Administrative Agent under this Agreement, such resignation to be effective on the thirtieth day after the date of such notice. Upon any such resignation, if NationsBank is the then acting Col-lateral Agent, NationsBank shall have the right to become the Ad-ministrative Agent. If NationsBank is not the then acting Col-lateral Agent or if NationsBank declines to act as Administrative Agent in a writing delivered to the then acting Administrative Agent and the Banks within thirty days after the resignation of the Administrative Agent, the Required Banks shall have the right to appoint from among the Banks a successor Administrative Agent, which successor Administrative Agent shall be reasonably acceptable to the Company, provided, however, that in the event that a Default or an Event of Default has occurred and is then continuing, such successor Administrative Agent need not be acceptable to the Company. If no successor Administrative Agent shall have been so appointed by the Required Banks and accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which successor Administrative Agent shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and which successor Administrative Agent shall be reasonably acceptable to the Company, provided, however, that in the event that a Default or an Event of Default has occurred and is then continuing, such successor Administrative Agent need not be acceptable to the Company. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring

 Administrative Agent's rights, powers, privileges and duties as Administrative Agent under this Agreement shall be terminated. The Company and the Banks shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this paragraph 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If at any time hereunder there shall not be a duly appointed and acting Administrative Agent, the Company agrees to make each payment due hereunder and under its Revolving Credit Note directly to the Banks entitled thereto during such time.

           (b) Collateral Agent. If at any time the Collateral Agent
               ----------------
 deems it advisable, in its sole discretion, it may submit to each of the Banks a written notification of its resignation as Collateral Agent under this Agreement, such resignation to be ef-fective on the thirtieth day after the date of such notice. Upon any such resignation, if BNY is the then acting Administrative Agent, BNY shall have the right to become the Collateral Agent. If BNY is not the then acting Administrative Agent or if BNY declines to act as Collateral Agent in a writing delivered to the then acting Collateral Agent and the Banks within thirty days after the resignation of the Collateral Agent, the Required Banks shall have the right to appoint from among the Banks a successor Collateral Agent, which successor Collateral Agent shall be reasonably acceptable to the Company, provided, however, that in the event that a Default or an Event of Default has occurred and is then continuing, such successor Administrative Agent need not be acceptable to the Company. If no successor Collateral Agent shall have been so appointed by the Required Banks and accepted such ap-pointment within 30 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Banks, appoint a successor Collateral Agent, which successor Collateral Agent shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and which successor Collateral Agent shall be reasonably acceptable to the Company, provided, however, that in the event that a Default or an Event of Default has occurred and is then continuing, such successor Administrative Agent need not be acceptable to the Company. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent's rights, powers, privileges and duties as Collateral Agent under this Agreement shall be terminated. The Company and the Banks shall execute such documents as shall be necessary to effect such appointment and the retiring Collateral Agent shall deliver all Pledged Collateral to the successor Collateral Agent. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this paragraph 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

           (c) Issuing Bank.  If at any time the  Issuing Bank deems
               ------------
 it advisable, in its sole discretion, it may submit to each of the Banks a written notification of its resignation as Issuing Bank under this Agreement, such resignation to be effective only upon the agreement of another Bank to act as the successor Issuing Bank. Upon any such resignation, if BNY is the then acting Administrative Agent, BNY shall have the right to become the Issuing Bank. If BNY is not the then acting Administrative Agent or if BNY declines to act as Issuing Bank in a writing delivered to the resigning Issuing Bank and the Banks within thirty days after the resignation of the Issuing Bank, the Required Banks shall have the right to appoint from among the Banks a successor Issuing Bank, which successor Issuing Bank shall be reasonably acceptable to the Company, provided, however, that in the event that a Default or an Event of Default has occurred and is then continuing, such successor Issuing Bank need not be acceptable to the Company. If no successor Issuing Bank shall have been so appointed by the Required Banks and accepted such appointment within 30 days after the retiring Issuing Bank's giving of notice of resignation, then the retiring Issuing Bank may, on behalf of the Banks, appoint a successor Issuing Bank, which successor Issuing Bank shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and which successor Issuing Bank shall be reasonably acceptable to the Company, provided, however, that in the event that a Default or an Event of Default has occurred and is then continuing, such successor Issuing Bank need not be acceptable to the Company. Upon the acceptance of any appointment as Issuing Bank hereunder by a successor Issuing Bank, such successor Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Issuing Bank, and the retiring Issuing Bank's rights, powers, privileges and duties as Issuing Bank under this Agreement shall be terminated. The Company, the Issuing Bank and the Banks shall execute such documents as shall be necessary to effect such appointment and will take such action as may be reasonable under the circumstances to cause Letters of Credit issued by the successor Issuing Bank to be substituted for outstanding Letters of Credit issued by the retiring Issuing Bank.

      10. Release of Collateral.
          ---------------------

           Each Bank hereby authorizes the Collateral Agent, without obtaining any further consent or approval from the Banks, to execute releases of Liens of any Property subject to a Mortgage in connection with any release of Lien authorized or required under paragraph 7.16.


 11.  OTHER PROVISIONS.
      ----------------

      1. Amendments and Waivers.
         ----------------------

           With the written consent of the Required Banks, the Ad-ministrative Agent and the appropriate parties to the Loan Docu-ments may, from time to time, enter into written amendments, supplements or modifications thereof and, with the consent of the Required Banks, the Administrative Agent on behalf of the Banks may execute and deliver to any such parties a written instrument waiving, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such amendment, supplement, modification or waiver shall (i) change the Commitments of any Bank, (ii) extend the maturity date of any Revolving Credit Note or extend the Re-volving Credit Termination Date (except as provided in paragraph 2.20), (iii) decrease the rate, or extend the time of payment, of interest of, or change or forgive the principal amount of, or change the pro rata allocation of payments under, any Revolving Credit Note, (iv) decrease the Revolving Credit Commitment Fees or the Letter of Credit Commissions, or extend the time of payment
 thereof,   (v)  release  or   discharge  any  guarantor   from  its
 obligations under a guarantee, (vi) release all or any part of the Collateral except to the extent (x) that the Collateral Agent shall be required or permitted to do so under the terms and provisions of the Loan Documents, (y) such Collateral is permitted to be sold or otherwise disposed of under this Agreement or (z) a security interest in such Collateral is permitted to be granted to another Person under this Agreement (vii) waive or consent to any amendment of the subordination provisions of the Enterprises Subordinated In-denture, the Debenture Purchase Agreement or the 14 1/4% Indenture or
 (viii) change the provisions of paragraphs 2.15, 2.16, 2.17, 2.19, 8.15, 10.7, 11.1 or 11.11 without the consent of all of the Banks; and provided further that no such amendment, supplement, modifica-tion or waiver shall amend, modify or waive any provision of para-graph 10 or otherwise change any of the rights or obligations of either Agent hereunder or under the Loan Documents without the written consent of such Agents and the Issuing Bank, and provided further that no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of paragraphs 2.8, 2.9,
 2.10 or  2.11 or otherwise change any  of the rights or obligations of the Issuing  Bank hereunder or under the  Loan Documents without
 the  written consent  of the  Issuing  Bank.   Any such  amendment,
 supplement, modification or waiver shall apply equally to each of the Banks and shall be binding upon the parties to the applicable agreement, the Banks, the Administrative Agent and all future hold-ers of the Revolving Credit Notes. In the case of any waiver, the parties to the applicable agreement, the Banks and the Agents shall be restored to their former position and rights hereunder and under the Revolving Credit Notes and the other Loan Documents, and any Default or Event of Default waived shall not extend to any subse-quent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding the foregoing, the provisions of paragraph 9.2 of this Agreement may not be amended, modified or waived without the prior written consent of the Bank and the Franchisor.

      2. Notices.
         -------

           All notices, requests and demands to or upon the respec-tive parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, first-class postage prepaid, or, in the case of telecopier notice, when sent (and confirmed by telephone), addressed as follows in the case of the Company and the Agents, and as set forth on Schedule 1.1 in the case of each of the Banks, or to such other addresses as to which the Agents may be hereafter notified by the respective parties hereto or any future holders of the Revolving Credit Notes:

           if to the Company, at:

           TPI Restaurants, Inc.
           2158 Union Avenue
           Memphis, Tennessee 38104
           Attention:  Frederick W. Burford,
                       Vice President and
                       Chief Financial Officer
           Telephone: (901) 725-6400
           Telecopy:  (901) 725-6418

           with copies to:

           TPI Enterprises, Inc.
           777 South Flagler Drive
           Philips Point Plaza-East Tower
           Suite 909
           West Palm Beach, Florida 33401
           Attention: President
           Telephone: (407) 835-8888
           Telecopy:  (407) 835-4982

                and

           Skadden, Arps, Slate, Meagher & Flom
           1440 New York Avenue, N.W.
           Washington, D.C. 20005
           Attention: Ronald Barusch, Esq.
           Telephone: (202) 371-7990
           Telecopy:  (202) 393-5760,

           if to the Administrative Agent, at:

           The Bank of New York
           One Wall Street
           Agency Function Administration
           18th Floor
           New York, New York 10286
           Attention:  Kalyani Bose,
                       Agency Function Administrator
           Telephone:  (212) 635-4693
           Telecopy:   (212) 635-6365,
           with a copy to:

           The Bank of New York
           One Wall Street
           22nd Floor
           New York, New York 10286
           Attention:  Frank P. Turner,
                       Assistant Vice President
           Telephone:  (212) 635-6898
           Telecopy:   (212) 635-6434,

           and if to the Collateral Agent, at:

           NationsBank of North Carolina, N.A.
           One NationsBank Plaza
           Charlotte, North Carolina 28255
           Attention:  Elizabeth S. Garver,
                       Corporate Lending Support
           Telephone:  (704) 386-8382
           Telecopy:   (704) 386-8694

           with a copy to:

           NationsBank Corporation
           One NationsBank Plaza
           Location Code: M-5
           Nashville, Tennessee  37239-1967
           Attention:  Steven L. Dalton,
                       Vice President
           Telephone:  (615) 749-4151
           Telecopy:   (615) 749-4640,

 except that any notice, request or demand by the Company pursuant to paragraphs 2.3, 2.4, 2.5 or 2.6 shall not be effective until received.

      3. No Waiver; Cumulative Remedies.
         ------------------------------

           No failure to exercise and no delay in exercising, on the part of the Agents or any Bank, any right, remedy, power or privilege under any Revolving Credit Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      4. Survival of Representations and Warranties.
         ------------------------------------------

           All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Revolving Credit Notes and the other Loan Documents.

      5. Payment of Expenses and Taxes.
         -----------------------------

           The Company agrees, promptly upon presentation of a statement or invoice therefor, and whether any Revolving Credit Loan is made, (i) to pay or reimburse the Agents and the Issuing Bank for all their reasonable out-of-pocket costs and expenses reasonably incurred in connection with the preparation and execu-tion of, and any amendment, supplement or modification to, the Loan Documents, any documents prepared in connection therewith and the consummation of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of Special Counsel, (ii) to pay or reimburse the Agents, the Issuing Bank and each of the Banks for all of their respective costs and expenses incurred in connection with the enforcement or preserva-tion of any rights under the Loan Documents and any such documents, including, without limitation, reasonable fees and disbursements of counsel, (iii) to pay, indemnify, and hold each Bank, the Agents and the Issuing Bank harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, and
 (iv) to pay, indemnify and hold each Bank and the Agents, the Issuing Bank and each of their respective officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable counsel fees and disbursements) with respect to the execution, delivery, enforcement and performance of the Loan Documents or the use of the proceeds of the Revolving Credit Loans (all the foregoing, collectively, the "indemnified liabilities") and, if and to the extent that the foregoing indemnity may be unenforceable for any reason, the Company agrees to make the maximum payment per-mitted under applicable law; provided, however, that the Company shall have no obligation hereunder to pay indemnified liabilities to either Agent, the Issuing Bank or any Bank arising from the gross negligence or willful misconduct of such Agent or such Bank or claims between one indemnified party and another indemnified party. The agreements in this paragraph shall survive the termina-tion of the Commitments and the payment of the Revolving Credit Notes, and all other amounts payable hereunder.

      6. Lending Offices.
         ---------------

           Each Bank shall have the right at any time and from time to time to transfer any Revolving Credit Loan to a different of-fice, provided that (i) such Bank shall promptly notify the Admin-istrative Agent and the Company of any such change of office and
 (ii) such Bank shall not transfer such Loan to such office if such transfer will increase the costs to the Company under paragraphs 2.11, 2.13 or 2.15, unless such Bank and its lending office will suffer economic, legal or regulatory disadvantage if it does not so transfer such Loan. Such office shall thereupon become such Bank's Domestic Lending Office or Eurodollar Lending Office, as the case may be. Each Bank agrees that, upon the occurrence of any event giving to any increased cost indemnity under paragraphs 2.11, 2.13 or 2.15 with respect to such Bank, it will, if requested by the Company, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Revolving Credit Loans affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such paragraph. Nothing in this paragraph 11.6 shall affect or postpone any of the obliga-tions of the Company or the right of any Bank provided in para-graphs 2.11 and 2.15.

      7. Successors and Assigns.
         ----------------------

           (a) The Loan Documents to which the Company is a party shall be binding upon and inure to the benefit of the Company, the Banks, the Agents, all future holders of the Revolving Credit Notes and their respective successors and assigns, except that the Company may not assign, delegate or transfer any of its rights or obligations under any Loan Document without the prior written con-sent of the Agents and each Bank.

           (b) Each Bank shall have the right at any time, upon written notice to the Administrative Agent of its intent to do so, to sell, assign, transfer or negotiate all or any part of such Bank's rights with respect to its Revolving Credit Loans, its Re-volving Credit Commitment, and its Revolving Credit Note to one or more of its Affiliates, to one or more of the other Banks (or to Affiliates of such Bank or such other Banks) or, with the prior written consent of the Company (which consent shall not be unrea-sonably withheld and shall not be required upon the occurrence and during the continuance of an Event of Default), to sell, assign, transfer or negotiate all or any part of such Bank's rights and obligations with respect to its Revolving Credit Loans, its Re-volving Credit Commitment and its Revolving Credit Note to any other bank, insurance company, pension fund, mutual fund or other financial institution, provided that (i) each such sale, assign-ment, transfer or negotiation (other than sales, assignments, transfers or negotiations (x) to Affiliates of such Bank or (y) of a Bank's entire interest) shall be in a minimum amount of $5,000,000 and (ii) there shall be paid to the Administrative Agent by the assigning Bank a fee (the "Assignment Fee") of $2,000;
                                       ---------------
 provided, however, that nothing herein shall affect the right of the Banks to sell their Revolving Credit Loans, Revolving Credit Commitment and Revolving Credit Note to the Franchisor without the consent of the Company pursuant to paragraph 9.2. For each assignment, the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance and record-ing an Assignment and Acceptance Agreement. Upon execution, de-livery, acceptance and recording by the Administrative Agent, from and after the effective date specified in such Assignment and Ac-ceptance Agreement and agreed to by the Agents, the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Bank there-under shall be released from its obligations under this Agreement. The Company agrees upon written request of the Administrative Agent to execute and deliver (1) to such assignee, a Revolving Credit Note, dated the effective date of such Assignment and Acceptance Agreement, in an aggregate principal amount equal to the Revolving Credit Loans assigned to, and Revolving Credit Commitment assumed by, such assignee and (2) to such assignor Bank, a Revolving Credit Note, dated the effective date of such Assignment and Acceptance Agreement, in an aggregate principal amount equal to the balance of such assignor Bank's Revolving Credit Loans and Revolving Credit Commitment, if any, and each assignor Bank shall cancel and return to the Company its existing Revolving Credit Note. Upon any such sale, assignment or other transfer, the Revolving Credit Commit-ments and Commitment Percentages set forth in Exhibit A shall be adjusted accordingly.

           (c) Each Bank may grant participations in all or any part of its Revolving Credit Loans, its Revolving Credit Note and its Revolving Credit Commitments to the parent, any Affiliate, Subsidiary or branch of such Bank or to one or more banks, insur-ance companies, pension funds, mutual funds or other financial institutions, provided that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Company, the Agents and the other Banks shall continue to deal directly with such Bank in connection with such Bank's rights and obligations under the Loan Documents and (iv) the rights of any holder of any such participation shall be limited to the right to consent to any action taken or omitted to be taken by such Bank under this Agreement which would (1) in-crease the Aggregate Revolving Credit Commitments, (2) reduce the Revolving Credit Commitment Fees or Letter of Credit Commissions or the interest rate payable on, or increase or forgive the principal amount of the Revolving Credit Notes or (3) extend the maturity date of the Revolving Credit Notes or extend the Revolving Credit Termination Date, or postpone the payment or scheduled due dates for payments of principal, interest, Revolving Credit Commitment Fees or Letter of Credit Commissions. The Company acknowledges and agrees that any such participant shall for purposes of paragraphs 2.11, 2.12, 2.13, 2.14, 2.15, 2.16 and 2.19 be deemed to be a
 "Bank", provided that in no event shall the Company be liable for any amounts under said paragraphs in excess of the amounts for which it would be liable but for such participation.

           (d) Notwithstanding anything herein to the contrary, any Bank may at any time assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank. No such assignment shall release such Bank from its obligations thereunder.

           (e) No Bank shall, as between and among the Company, the Agents, and such Bank, be relieved of any of its obligations under the Loan Documents as a result of any sale, assignment, transfer or negotiation of, or granting of participations in, all or any part of its Revolving Credit Loans, its Revolving Credit Commitment or its Revolving Credit Note, except that a Bank shall be relieved of its obligations to the extent of any sale, assignment, transfer, or negotiation of all or any part of its Revolving Credit Loans, its Revolving Credit Commitment or its Revolving Credit Note pursuant to paragraph (b) above.

      8. Counterparts.
         ------------

           The Loan Documents may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Each such counterpart shall become effective when counterparts have been executed by all parties hereto. It shall not be necessary in making proof of any Loan Document or of any document required to be executed and de-livered in connection herewith or therewith to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of the Loan Documents signed by all the parties shall be deposited with each of the Company and the Agents.

      9. Adjustments; Set-off.
         --------------------

           (a)  If any Bank  (a "Benefited Bank") shall  at any time
                                 --------------
 receive any payment of all or any part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in paragraph 9.1 (h) or (i), or otherwise) in a greater proportion than any such payment to and collateral received by any other Bank in respect of such other Bank's Loans, or interest thereon, such Benefited Bank shall pur-chase for cash from the other Banks such portion of each such other Bank's Loans, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company agrees that each Bank so purchasing a portion of another Bank's Loans may exercise all rights of payment (including, without limitation, rights of set-off, to the extent permitted by law) with respect to such portion as fully as if such Bank were the direct holder of such portion.

           (b) In addition to any rights and remedies of the Banks provided by law, upon the occurrence and during the continuance of an Event of Default and the acceleration of the obligations owing in connection with this Agreement, or at any time upon the occur-rence and during the continuance of an Event of Default under paragraph 9.1(a) or 9.1(b), each Bank shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent not prohibited by applicable law, to set-off and apply against any indebtedness, whether matured or unmatured, of the Company to such Bank, any amount owing from such Bank to the Company, at, or at any time after, the happening of any of the above-mentioned events. To the extent not prohibited by applicable law, the aforesaid right of set-off may be exercised by such Bank against the Company or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Company, or against anyone else claiming through or against the Company or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank prior to the making, filing or issuance, or service upon such Bank of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the ap-pointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Bank agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

      10. Indemnity.
          ---------

           The Company agrees to indemnify and hold harmless the Agents and each Bank and their respective affiliates, directors, officers, employees, attorneys and agents (each an "Indemnified
                                                         -----------
 Person")  from  and against  any loss,  cost, liability,  damage or
 ------
 expense (including the reasonable fees and out-of-pocket expenses of counsel of such Indemnified Person, including all local counsel hired by any such counsel) incurred by such Indemnified Person in investigating, preparing for, defending against, or providing evi-dence, producing documents or taking any other action in respect of, any commenced or threatened litigation, administrative pro-ceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon
 (i) any untrue statement or alleged untrue statement of any material fact by the Company in any document or schedule executed or filed with the SEC or any other Governmental Authority by or on behalf of the Company; (ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any acts, practices or omissions or alleged acts, practices or omissions of the Company or its agents relating to the use of the proceeds of any or all borrowings made by the Company which are al-leged to be in violation of paragraph 2.18, or in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable thereto; (iv) all actions taken to obtain security interests in Collateral and (v) after the oc-currence and during the continuance of an Event of Default, all actions taken to realize on the Collateral. The indemnity set forth herein shall be in addition to any other obligations or li-abilities of the Company to each Indemnified Person hereunder or at common law or otherwise, and shall survive any termination of this Agreement, the expiration of the Aggregate Revolving Credit Commit-ments and the payment of all indebtedness of the Company under the

 Loan Documents, provided that the Company shall have no obligation under this paragraph to an Indemnified Person with respect to any of the foregoing to the extent found in a final judgment of a court to have resulted from the gross negligence or wilful misconduct of such Indemnified Person or arising solely from claims between one such Indemnified Person and another such Indemnified Person.

      11. Governing Law.
          -------------

           Except as otherwise expressly provided to the contrary in any provision thereof, the Loan Documents and the rights and obligations of the parties thereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations
 Law).

      12. Headings, Plurals.
          -----------------

           Paragraph headings have been inserted in the Loan Docu-ments for convenience only and shall not be construed to be a part hereof or thereof. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

      13. Severability.
          ------------

           Every provision of the Loan Documents is intended to be severable, and if any term or provision hereof or thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any in-validity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

      14. Integration.
          -----------

           All exhibits to the Loan Documents shall be deemed to be a part thereof. The Loan Documents and the Fee Letter embody the entire agreement and understanding among the Company, the Agents and the Banks with respect to the subject matter thereof and su-persede all prior agreements and understandings among the Company, the Agents and the Banks with respect to the subject matter hereof and thereof.

      15. Consent to Jurisdiction.
          -----------------------

           The Company and the Banks hereby irrevocably submits to the jurisdiction of any New York State or Federal Court sitting in the City and County of New York (Borough of Manhattan) over any suit, action or proceeding arising out of or relating to the Loan Documents. The Company hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereaf-ter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company hereby agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it.

      16. Service of Process.
          ------------------

           Process may be served in any suit, action, counterclaim or proceeding of the nature referred to in paragraph 11.16 by mailing copies thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company set forth in paragraph 11.2 or to any other address of which the Company shall have given written notice to the Agents. The Company hereby agrees that such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action, counterclaim or proceeding, and (ii) shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it.

      17. No Limitation on Service or Suit.
          --------------------------------

           Nothing in the Loan Documents or any modification, waiver, or amendment thereto shall affect the right of the Agents or any Bank to serve process in any manner permitted by law or limit the right of the Agents or any Bank to bring proceedings against the Company in the courts of any jurisdiction or jurisdic-tions.

      18. WAIVER OF TRIAL BY JURY.
          -----------------------

           THE AGENTS, THE BANKS, AND THE COMPANY EACH HEREBY KNOW-INGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE COMPANY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE AGENTS OR THE BANKS, OR COUNSEL TO THE AGENTS, OR THE BANKS, HAS REPRESENTED, EXPRESSLY OR OTHER-

 WISE, THAT THE AGENTS, OR THE BANKS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE COMPANY ACKNOWLEDGES THAT THE AGENTS, AND THE BANKS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

      19. Status as Senior Indebtedness.
          -----------------------------

           The Indebtedness of the Company hereunder and under the Loan Documents constitutes (i) "Senior Indebtedness of the Guaran-tor" as defined in the Enterprises Subordinated Indenture, (ii) Senior Indebtedness as defined in the 14 1/4% Indenture for such pe-riod of time as any Restaurants Notes are outstanding or the 14 1/4% Indenture is in effect and has not been discharged and (iii) "Se-nior Debt" as defined in the Debenture Purchase Agreement.

      20. Return of Notes.
          ----------------

           Each Bank agrees that upon receipt of its new Revolving Credit Note referred to in paragraph 2.2, it will return to the Company for cancellation its Term Note and its superceded Revolving Credit Note.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above writ-ten.


                                    TPI RESTAURANTS, INC.



                                    By: /s/Frederick W. Burford
                                    --------------------------------
                                    Name:  Frederick W. Burford,
                                    Title: Vice President, Chief
                                           Financial Officer and
                                           Treasurer

                                    THE BANK OF NEW YORK,
                                    Individually and as
                                    Administrative Agent



                                    By:  /s/ Frank P. Turner
                                    -------------------------------
                                    Name:  Frank P. Turner
                                    Title: Assistant Vice President



                                    NATIONSBANK  OF NORTH  CAROLINA,
                                    N.A., Individually and as
                                    Collateral Agent



                                    By:    /s/ John E. Ball
                                    ----------------------------
                                    Name:  John E. Ball
                                    Title: Senior Vice President

                                    FIRST  TENNESSEE  BANK  NATIONAL
                                    ASSOCIATION



                                    By:    /s/ William J. Harter
                                    ------------------------------
                                    Name:  William J. Harter
                                    Title: Vice President


                                    FIRST AMERICAN NATIONAL BANK



                                    By:    /s/ David C. May
                                    ------------------------------
                                    Name:  David C. May
                                    Title: Vice President



      The undersigned hereby consents to the foregoing First Amended and Restated Credit Agreement.


                                    TPI ENTERPRISES, INC.


                                    By:   /s/ Frederick W. Burford
                                    Name:  Frederick W. Burford,
                                    Title: Executive Vice President
                                           and Chief Financial
                                           Officer

              AMENDMENT NO. 1 TO, AND WAIVER NO. 3 UNDER
          THE CREDIT AGREEMENT AND THE ENTERPRISES GUARANTY
          -------------------------------------------------

      AMENDMENT  NO.  1  AND  WAIVER  NO.  3  (this  "Amendment  and
                                                      --------------
 Waiver"), dated as of February 18, 1994, to and under (i) the FIRST
 ------
 AMENDED AND  RESTATED  CREDIT AGREEMENT  (the "Credit  Agreement"),
                                                -----------------
 dated as of June 3, 1993, by and among TPI RESTAURANTS, INC., a Tennessee corporation (the "Company"), the banks party thereto
                               -------
 (each a  "Bank" and,  collectively, the "Banks"),  THE BANK  OF NEW
           ----                           -----
 YORK, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and NATIONSBANK OF NORTH CAROLINA, N.A., as
  --------------------
 Collateral Agent for  the Banks (in such  capacity, the "Collateral
                                                          ----------
 Agent"), and (ii) the AMENDED  AND RESTATED GUARANTY, SECURITY  AND
 -----
 SUBORDINATION AGREEMENT  (the "Enterprises Guaranty"), dated  as of
                                --------------------
 June 3, 1993, made by TPI ENTERPRISES, INC., A New Jersey corporation ("Enterprises") and the Company to the Collateral
                -----------
 Agent.

                               RECITALS
                               --------

      A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

      B. The Company has requested a Waiver of certain provisions of the Credit Agreement and the Enterprises Guaranty in connection with the incorporation and capitalization of (i) TPI Commissary, Inc., a wholly-owned Subsidiary of the Company and (ii) TPI Insurance, Inc., a wholly-owned Subsidiary of Enterprises.

      C. The Company has requested that the Credit Agreement be amended (i) in respect of a one-time restructuring charge taken for the fourth quarter of the 1993 fiscal year of the Company and (ii) to permit TPI Insurance, Inc. to be a joint applicant in respect of a Letter of Credit, all as set forth below.

      D. The Agents and the Required Banks are willing to grant such waiver and amend the Credit Agreement to the extent set forth herein.

      In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. The Agents and the Required Banks hereby waive any violation of the Credit Agreement and the Enterprises Guaranty which may result from (i) the incorporation of TPI Insurance, Inc. as a wholly-owned Subsidiary of Enterprises, (ii) its capitalization through a distribution from the Company to Enterprises of approximately $2,100,000 and a capital contribution of such amount by Enterprises to TPI Insurance, Inc., (iii) the making of loans by TPI Insurance, Inc. to Enterprises and the Company (and the resulting Indebtedness of Enterprises and the Company in respect thereof) and (iv) the subsequent repayment of such loans as may be demanded, from time to time, by TPI Insurance, Inc.

      2. The Agents and the Required Banks hereby waive any violation of the Credit Agreement and the Enterprises Guaranty which may result from (i) the incorporation of TPI Commissary, Inc. as a wholly-owned Subsidiary of the Company, (ii) and its capitalization in an amount not to exceed $2,500,000 in cash and
 (iii) the transfer by the Company to TPI Commissary, Inc. of the assets set forth on the attached schedule.

      3. Paragraph 1.1 of the Credit Agreement is amended by adding the following definitions in their appropriate alphabetical order:

                "TPI Commissary":  TPI Commissary, Inc., a
                 --------------
           Tennessee   corporation   and   a  wholly-owned
           Subsidiary of the Company.

                "TPI Insurance":   TPI Insurance, Inc.,  a
                 -------------
           Hawaii   corporation    and   a    wholly-owned
           Subsidiary of Enterprises.

                "TPI Transportation":  TPI Transportation,
                 ------------------
           Inc., a Tennessee corporation and a wholly-owned Subsidiary of the Company.

                "Hartford  Letter of  Credit":   Letter of
                 ---------------------------
           Credit No.  38711,  dated  July  22,  1992,  as
           amended on August 27, 1992 and August 17, 1993,
           issued by the  issuing Bank for the  benefit of
           Hartford  Fire  Insurance Company  in  the face
           amount  of   $10,000,000,  initially   for  the
           account of the Company.

                "Subsidiary  Guarantors":    collectively,
                 ----------------------
           TPI Commissary and TPI Transportation.

                "Subsidiary Guaranty":   the  Guaranty and
                 -------------------
           Subordination Agreement, made by the Subsidiary
           Guarantors    and    the   Company    to    the
           Administrative  Agent  in accordance  with  the
           provisions   of  Amendment   No.   1  to   this
           Agreement,  as   the  same   may  be   amended,
           supplemented or otherwise modified from time to time.

      4. The definitions of the following terms contained in paragraph 1.1 of the Credit Agreement are amended in their entirety to read as follows:

                "Loan   Documents":   collectively,   this
                 ----------------
           Agreement, the Revolving Credit Notes, the Fee letter, the Collateral Documents and, after the earlier of the execution and delivery of the Subsidiary Guaranty and March 18, 1994, the
           Subsidiary Guaranty.

                "Material Subsidiary":   collectively, TPI
                 -------------------
           Commissary, TPI  Transportation and  each other
           Subsidiary  of  the  Company  or  any  Material
           Subsidiary, in each case, once and for so long as it has total assets exceeding $5,000,000.

      5    The  definition  of  "Consolidated  Tangible  Net  Worth"
 contained in paragraph 1.1 of the Credit Agreement is amended by adding the following sentence to the end thereof:

                The calculation  of consolidated  Tangible
           Net Worth for the fourth fiscal quarter of the 1993 fiscal year and each fiscal quarter there after shall be made without regard to the one time restructuring charge taken for such fiscal year in an amount not in excess of $40,704,000.

      6. The definition of "Interest Coverage Ratio" contained in paragraph 1.1 of the Credit Agreement is amended by adding the following sentence to the end thereof:

                For purposes  of calculating  the Interest
           Coverage  Ratio,  EBIT  for the  fourth  fiscal
           quarter  of  the  1993  fiscal  year  shall  be
           calculated  without  regard   to  the  one-time
           restructuring charge taken for such quarter in an amount not in excess of $40,704,000.

      7.   The definition of "Leverage Ratio" contained in paragraph
 1.1 of the Credit Agreement is amended by adding the following sentence to the end thereof:

                For purposes  of calculating  the Leverage
           Ratio, Consolidated Net Worth for the fourth fiscal quarter of the 1993 fiscal year and each fiscal quarter thereafter shall be made without regard to the one time restructuring charge taken for such fourth fiscal quarter of the 1993 fiscal year in an amount not in excess of $40,704,000.

      8. Paragraph 2.8(a) of the Credit Agreement is amended by adding a "," after the word "Company" at the end of the first sentence thereof and by adding the following before the ".":

           or, for the joint account of the Company and TPI Insurance solely in respect of the Hartford
           Letter of Credit.

      9. Paragraph 7 of the Credit Agreement is amended by adding a new paragraph 7.18 to the end thereof to read as follows:

                7.18 Subsidiary Guaranty.
                     -------------------

                     No  later than  March  18, 1994,  the
           Company  shall  cause  each of  the  Subsidiary
           Guarantors  to  deliver to  the  Administrative
           Agent  the  Subsidiary  Guaranty  in  form  and
           substance  satisfactory   to  the   Agents  and
           containing terms similar to those contained in the Enterprises Guaranty, provided that the Subsidiary Guaranty shall be unsecured.

      10. Paragraph 9.1(k) of the Credit Agreement is amended in its entirety to read as follows:

                (k)  The occurrence and  continuance of an
           Event of Default under and as defined in (i) any Collateral Document or Enterprises shall disavow its obligations under the Enterprises
           Guaranty or (ii) the Subsidiary Guaranty or either Subsidiary Guarantor shall disavow its obligations thereunder; or

      11. This Amendment and Waiver shall not be deemed effective until such time as all of the following conditions precedent shall have been satisfied:

           (a) The Agents shall have received a copy of this Amendment and Waiver duly executed by the Company, Enterprises and Required Banks.

           (b) The Administrative Agent shall have received n Amendment Fee, for the pro rata account of the Banks, in the sum of $75,000.

      12. The last sentence of Section 4.17 of the Credit Agreement is amended in its entirety to read as follows:

           Since  December 27,  1992  and  except for  the
           issuance of the Restaurants Guaranty in respect
           of  the  Senior  Subordinated  Debentures,  the
           Company and each  Subsidiary has conducted  its
           business  only  in  the  ordinary  course  and,
           except  for the  one-time restructuring  charge
           taken  by the  Company  for the  fourth  fiscal
           quarter  of   its  1993   fiscal  year   (which
           restructuring charge does not, in the opinion of the Company, in and of themselves constitute a Material Adverse Change), there has been no Material Adverse Change:

      13. The last sentence of Section 6(m) of the enterprises Guaranty is amended in its entirety to read as follows:

           Since  December 31, 1992 and except for (i) the
           issuance of the  Senior Subordinated Debentures
           and the  Common  Stock and  warrant  issued  in
           connection  therewith  and  (ii)  the  sale  by
           Enterprises  of  its   interest  in  Exhibition
           Enterprises Partnership and the forthcoming
           dissolution of  Entertainment, each  Subsidiary
           has conducted its business only in the ordinary
           course   and,    except   for    the   one-time
           restructuring charges taken by the Company  and
           Enterprises  for the  fourth fiscal  quarter of
           its   respective  1993   fiscal  years   (which
           restructuring charges do not, in the opinion of
           the   Enterprises,   in   and   of   themselves
           constitute a Material Adverse Change), there has been no Material Adverse Change.

      14. Schedule 4.1 to the Credit Agreement is amended by adding TPI Commissary and TPI Transportation as additional Subsidiaries of the Company thereto and by designating them as Material Subsidiaries.

      15. Schedule 6(a) to the Enterprises Guaranty is amended by adding TPI Commissary and TPI Transportation as additional Subsidiaries of the Company and TPI Insurance as an additional Subsidiary of Enterprises thereto.

      16. Each of the Company and Enterprises hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to either Agent or any Bank thereunder, (c) represents and warrants that there exists no Default or Event of Default, and (d) represents and warrants that the representations and warranties made by it in the Credit Agreement and the Enterprises Guaranty, respectively, are true and correct in all material respects on and as of the date hereof.

      17. This Amendment and Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment and Waiver to produce or account for more than one counterpart signed by the party to be charged.

      18. This Amendment and Waiver is being delivered in and is intended to be performed in the State of New York and shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws (other than Section 5-1401 of the new York General Obligations Law).

      19. Except as amended hereby, the Credit Agreement and the Enterprises Guaranty shall in all other respects remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first above written.

                                    TPI RESTAURANTS, INC.

                                    By: /s/ Fred W. Burford
                                    ------------------------------
                                    Name:  Fred W. Burford
                                    ------------------------------
                                    Title:  Vice President and Chief
                                    Financial Officer
                                    ------------------------------


                                    TPI ENTERPRISES, INC.

                                    By: /s/ Fred W. Burford
                                    ------------------------------
                                    Name:  Fred W. Burford
                                    ------------------------------
                                    Title:  Executive Vice President
                                    and Chief Financial Officer
                                    ------------------------------


                                    THE BANK OF NEW YORK,
                                    Individually and as
                                    Administrative Agent

                                    By: /s/ Ian K. Stewart
                                    ------------------------------
                                    Name:  Ian K. Stewart
                                    ------------------------------
                                    Title:  Vice President
                                    ------------------------------

                                    NATIONSBANK OF NORTH CAROLINA,
                                    N.A., Individually and as
                                    Collateral Agent

                                    By: /s/ Steve L. Dalton
                                    -------------------------------
                                    Name:  Steve L. Dalton
                                    ------------------------------
                                    Title:  Vice President
                                    ------------------------------


                                    FIRST TENNESSEE BANK NATIONAL
                                    ASSOCIATION

                                    By:
                                    ------------------------------
                                    Name:
                                    ------------------------------
                                    Title:
                                    ------------------------------


                                    FIRST AMERICAN NATIONAL BANK

                                    By: /s/ David C. May
                                    ------------------------------
                                    Name:  David C. May
                                    ------------------------------
                                    Title: Senior Vice President
                                    ------------------------------